                      [PHOTO OF WOMAN WITH THREE KIDS]
                                                                          [LOGO]

THE STRONG
GROWTH
FUNDS

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The Strong Common Stock Fund

The Strong Discovery Fund

The Strong Growth Fund

The Strong Mid Cap Disciplined Fund

The Strong Mid Cap Growth Fund

The Strong Opportunity Fund

The Strong Strategic Growth Fund

ANNUAL REPORT - DECEMBER 31, 1999

                            LETTER FROM THE CHAIRMAN


Dear Strong Investor,

As an apprentice investment analyst in the 1960s, I observed and experienced powerful economic and stock market growth. The explosive stock market was very profitable for investors, and I always planned for the time when I'd be able to position our investors to take advantage of that kind of growth again. The dramatic market move of the late 1990s reminded me of those days in the 1960s and provided an excellent opportunity.

In our strategic planning effort, what Strong saw coming in the 1990s was a powerful wave of innovation and technological change that was going to affect the way we all lived our daily lives. We knew the successful companies of the future would be those that moved quickly to embrace this new way of thinking. It was Strong's responsibility to ensure that our shareholders benefited from this change and capitalized on the opportunity.

How did Strong position our investors to take advantage of the coming growth? First, we expanded our fund lineup to offer quality choices in every asset class. We then put technology to work in a number of ways--all intended to provide our customers and portfolio managers with state-of-the-art tools for better decision making, and to enhance the customer experience in every interaction with Strong. And as we made these improvements, we always stayed true to our commitment to developing a one-on-one relationship with each of our investors.

When it comes right down to it, it's our job to make you money. And many of you benefited in 1999, the most exceptional performance year in Strong's history. Many major financial publications have also recently recognized Strong.

What can you expect from Strong in the future? We'll continue working to improve our investment management expertise to try to deliver market-beating results year after year. And we'll continue to innovate and develop practical technology solutions aimed at helping you make better investment decisions. And you can be assured that we will continue to work to deliver the "across-the-kitchen-table" customer experience you've come to expect from STRONG.


                                                          /s/ Dick

                                   THE STRONG
                                  GROWTH FUNDS

                                  ------------

                        ANNUAL REPORT - DECEMBER 31, 1999

                                TABLE OF CONTENTS

INVESTMENT REVIEWS
    The Strong Common Stock Fund ..............................................2

    The Strong Discovery Fund .................................................4

    The Strong Growth Fund ....................................................6

    The Strong Mid Cap Disciplined Fund .......................................8

    The Strong Mid Cap Growth Fund ...........................................10

    The Strong Opportunity Fund ..............................................12

    The Strong Strategic Growth Fund .........................................14

FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Common Stock Fund ........................................16

         The Strong Discovery Fund ...........................................17

         The Strong Growth Fund ..............................................19

         The Strong Mid Cap Disciplined Fund .................................21

         The Strong Mid Cap Growth Fund ......................................22

         The Strong Opportunity Fund .........................................24

         The Strong Strategic Growth Fund ....................................25

     Statements of Assets and Liabilities ....................................27

     Statements of Operations ................................................28

     Statements of Changes in Net Assets .....................................29

     Notes to Financial Statements ...........................................33

FINANCIAL HIGHLIGHTS .........................................................37

REPORT OF INDEPENDENT ACCOUNTANTS ............................................40

                          THE STRONG COMMON STOCK FUND
                          ----------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ Richard Trent Weiss

Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

During the year, the Fund benefited from its holdings in stocks positioned to take advantage of the new economy. Specific companies that benefited from information technology infrastructure upgrades by traditional companies include I2 Technologies, Informix, and Sybase. While valuations in this sector have gone up tremendously, we continue to look for companies that will benefit from this secular shift.

The Fund benefited from our media and communication stock picks during the year. Internet advertising companies, such as DoubleClick and TMP Worldwide, showed great strength from the growth in web sites. Wireless communication stocks such as U.S. Cellular and Aerial Communications benefited from continued penetration of wireless communications in the U.S., as well as from industry consolidation. Aerial, for example, continued to be a strong performer after VoiceStream Wireless announced it was acquiring the company to help form a national wireless communications operation.

--------------------------------------------------------------------------------

CONTINUED VALUATION DISCREPANCIES AMONG THE LARGEST 50 STOCKS AND THE REST OF THE STOCK MARKET THAT DEFY HISTORICAL AVERAGES ARE UNLIKELY TO BE SUSTAINED.

--------------------------------------------------------------------------------

Two sectors that lagged somewhat were retail and financials. Financials continued to underperform as the fear of continued Federal Reserve Board tightening kept investors out of the sector. As a result, many financial companies now feature valuations that we find increasingly attractive. These reasonable prices, combined with the opportunities presented by the passage of the Financial Services Modernization Act (repealing many industry restrictions), prompted us to look for opportunities to add well-managed, strongly positioned financial companies to the portfolio.

Retail stocks also struggled, hurt by fears over the impact of rising interest rates on consumer

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

  - For the year ended December 31, 1999, the Strong Common Stock Fund returned 40.35% while the Russell 2500-TM- Index returned 24.14%.*

  - Media and communication stocks continued to be strong performers for the Fund. New media stocks rose thanks to greater opportunities to exploit the Internet. Accelerating consolidation in the communication industry helped many of the stocks in the portfolio.

  - Technology stocks continued their strong price appreciation, as emerging technologies designed to help businesses take advantage of the Internet's growth enjoyed continued strong demand. Areas of specific strength included software and semiconductors.

    ------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99


                                1-year    40.35%

                                3-year    22.88%

                                5-year    24.24%

                       Since Inception    21.59%
                         (on 12-29-89)

    ------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99


                  SECURITY                   % OF NET ASSETS

                  I2 Technologies, Inc.                 2.3%

                  AT&T Corporation--
                  Liberty Media Group Class A           2.2%

                  TMP Worldwide, Inc.                   2.0%

                  DoubleClick, Inc.                     1.9%

                  Aerial Communications, Inc.           1.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

spending coupled with the uncertainty of what challenges the Internet will present to traditional retailers.

Looking ahead, we believe that a few select technology stocks could represent good value. Many stocks have rebounded dramatically, as fears about technology spending slowdowns related to Y2K have abated. However, the rebound in technology stocks was primarily focused on a select number of large-cap names such as Microsoft and Cisco, as well as unseasoned (but rapidly growing) stocks related to the Internet. We will continue to look for good stocks the market has left behind.

For 2000, we believe that the world economic situation will continue to improve, though it may be tempered by continued interest rate hikes around the globe. This outlook leads us to favor the energy sector and select cyclicals. We also believe that 1999 represented a transition year from the poor performance of small-cap stocks in 1998 to what we believe will be a multi-year period of outperformance. In this regard, we note that the Russell 2000 outperformed the S&P 500 in 1999. Continued valuation discrepancies among the largest 50 stocks and the rest of the stock market that defy historical averages are unlikely to be sustained.

We thank you for investing in the Strong Common Stock Fund and look forward to continuing to help you achieve your financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-29-89 TO 12-31-99

[GRAPH]

                 THE STRONG COMMON    Russell 2000-Registered Trademark-  Lipper Mid-Cap
                 STOCK FUND           Index*                              Value Funds Index*
                 -----------------    ----------------------------------  ------------------
12-89               $10,000               $10,000                          $10,000
12-91               $15,864               $11,760                          $11,998
12-93               $23,988               $16,554                          $15,431
12-95               $31,609               $20,876                          $18,834
12-97               $47,223               $29,758                          $27,703
12-99               $70,653               $35,164                          $30,476

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000-Registered Trademark-Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG COMMON STOCK FUND INVESTS IN SMALL-CAP STOCKS THAT APPEAR UNDERVALUED OR NEGLECTED BY WALL STREET ANALYSTS, BUT POSSESS SUPERIOR LONG-TERM GROWTH POTENTIAL. AT THE CORE OF THE MANAGER'S INVESTMENT PHILOSOPHY IS THE "PRIVATE MARKET METHODOLOGY." THIS APPROACH ALLOWS HIM TO DETERMINE WHAT HE BELIEVES TO BE THE TRUE ECONOMIC VALUE OF A COMPANY--OR THE PRICE A BUYER WOULD PLACE ON THE WHOLE COMPANY. BY ANALYZING THE COMPETITIVE ADVANTAGES OF A COMPANY AND BY JUDGING THE ABILITY OF MANAGEMENT TO EFFECTIVELY CARRY OUT ITS CORPORATE VISION, THE MANAGER IS ABLE TO DETERMINE THE TRUE ECONOMIC VALUE OF THE FIRM AND QUANTIFY THE RISK/REWARD CHARACTERISTICS OF INDIVIDUAL STOCKS.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Stocks in the technology sector dominated the market in 1999. Focusing on the penetration of the Internet, investors flocked to stocks with strong growth opportunities while disregarding valuation.

- The Federal Reserve Board's continued concern about the strong U.S. economy kept most cyclical and interest-rate sensitive stocks under pressure.

- For the year, the Russell 2000-Registered Trademark-Index of small-cap stocks gained 21.26% versus 21.04% for the S&P 500 Index.* This rebound followed a long period of underperformance in small-caps from mid-1996 through the end of 1998.

--------------------------------------------------------------------------------

* The Russell 2000-Registered Trademark-Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2500-TM- Index is an unmanaged index generally representative of the U.S. market for small to medium-small capitalization stocks. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                           THE STRONG DISCOVERY FUND
                           -------------------------


PERSPECTIVES
FROM THE MANAGERS


/s/ Richard S. Strong                  /s/ Chip Paquelet

Richard S. Strong                      Chip Paquelet
Portfolio Co-Manager                   Portfolio Co-Manager

--------------------------------------------------------------------------------

In our mid-year report, we reviewed the reasons behind the Strong Discovery Fund's poor first-half return. We also outlined a course of action to improve the Fund's performance. We are pleased to report that the changes we made--most of which were implemented by October--have provided encouraging results.

For example, the Strong Discovery Fund gained 25.78% in the fourth quarter. This compared favorably with the Russell 2000 Index benchmark, which rose 18.44% for the same period.

The key adjustment to the portfolio we outlined last summer was to increase the Fund's exposure to the most rapidly growing companies and sectors of the economy--which meant increasing our exposure to technology. It became obvious to us that our valuation disciplines needed to be updated to adapt to the rapid and ever-changing growth this part of the market offers. Previously, we had allowed our valuation work to disqualify too many of the promising technology investments we researched for the Fund. While we haven't abandoned our disciplines by any means, we have revised them to allow us to mine the opportunities this sector offers to investors.

--------------------------------------------------------------------------------

THE STRONG DISCOVERY FUND POSTED A RETURN OF 5.28% FOR 1999. THIS PERFORMANCE REFLECTS A POOR START TO THE YEAR, FOLLOWED BY A STRONG FINISH.

--------------------------------------------------------------------------------

At the close of the year, 48.2% of the Fund was invested in technology, up from 23.1% at mid-year. While the technology sector's

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Discovery Fund returned 5.28% in 1999, while the Russell 2000-Registered Trademark-Index returned 21.26%.*

- As of December 31, 1999, the Fund was invested in companies with an expected earnings growth rate of 24.3%.(1)

- Technology stocks have grown to 48.2% of the portfolio, up from 23.1% as of June 30, 1999.

    ------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99


                             1-year         5.28%

                             3-year         7.70%

                             5-year        11.32%

                            10-year        12.59%

                    Since Inception        14.45%
                      (on 12-31-87)

    ------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99


                  SECURITY                   % OF NET ASSETS

                  Pinnacle Holdings, Inc.               3.3%

                  Oracle Systems Corporation            3.0%

                  Central Garden &
                  Pet Company                           2.8%

                  AMFM Incorporated                     2.5%

                  Microsoft Corporation                 2.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------

(1) Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of December 31, 1999. The earnings growth projection for the S&P 500 has been on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated December 31, 1999.

performance may not always be sustainable, this reallocation was the main reason behind the Fund's improved performance.

While we are encouraged by our recent results, we are acutely aware that more needs to be done to restore Discovery's performance to the high standards our shareholders expect and deserve. We will keep you posted.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-87 TO 12-31-99

[GRAPH]

                 THE STRONG           Russell 2000-Registered Trademark- Lipper Mid-Cap
                 DISCOVERY FUND       Index*                             Value Funds Index*
                 -----------------    ---------------------------------- ------------------
12-87               $10,000             $10,000                            $10,000
12-89               $15,428             $14,535                            $14,999
12-91               $25,151             $17,093                            $17,995
12-93               $31,333             $24,061                            $23,145
12-95               $39,845             $30,343                            $28,250
12-97               $44,825             $43,252                            $41,552
12-99               $50,516             $51,111                            $45,712

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000-Registered Trademark-Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG DISCOVERY FUND SEEKS TO PROVIDE INVESTORS WITH CAPITAL GROWTH, A GOAL THE MANAGERS PURSUE BY INVESTING PRIMARILY IN SMALLER- AND MEDIUM-SIZE COMPANIES. THEIR INVESTMENT APPROACH COMBINES NUMBER-CRUNCHING ANALYSIS WITH DIRECT RESEARCH, INCLUDING ON-SITE VISITS. THROUGH FREQUENT DISCUSSIONS WITH MANAGEMENT, SUPPLIERS, CUSTOMERS, AND COMPETITORS, THE MANAGERS BELIEVE THEY CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT ARE NOT REFLECTED IN A COMPUTER DATABASE OR HISTORICAL FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
MARKET
HIGHLIGHTS

- Technology stocks posted spectacular returns in 1999, while most other sectors of the market produced flat, or even negative, returns.

- Large-cap and technology valuations are at historically high levels, while small-cap valuations remain reasonable.

- The U.S. economy remains remarkably healthy in spite of higher interest rates and tight labor conditions.

--------------------------------------------------------------------------------

* The Russell 2000-Registered Trademark-Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                             THE STRONG GROWTH FUND
                             ----------------------

PERSPECTIVES
FROM THE MANAGER


/s/ Ronald C. Ognar

Ronald C. Ognar
Portfolio Manager

--------------------------------------------------------------------------------

In 1999, the Strong Growth Fund's portfolio continued to invest in companies exhibiting superior revenue growth led by high-quality management teams in industries with dynamic growth potential.

The Fund's emphasis on what we believe are high-quality growth companies has resulted in an increase in our technology exposure. While we certainly can't guarantee future performance in this sector, the Fund has capitalized well on technology companies' growth. We've focused our investments on the direct beneficiaries of the networked economy. The companies with the fastest growth rates are leading this technological revolution with its drive to enhance productivity and communications around the globe.

The growth of the Internet and its acceptance as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business-to-business commerce, wireless connectivity, Internet content, bandwidth expansion, the building of new brands, and a host of other applications. The successful implementation of technology remains a key source of global competitiveness, with the principal results being superior returns on capital and market-share gains.

--------------------------------------------------------------------------------

THE SUCCESSFUL IMPLEMENTATION OF TECHNOLOGY REMAINS A KEY SOURCE OF GLOBAL COMPETITIVENESS.

--------------------------------------------------------------------------------

During the next several months, we expect the U.S. economy to continue to grow, but at a more moderate pace. We expect the Federal

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

  - The Strong Growth Fund completed its best year of investment results since its inception with a 75.06% return. This compares favorably with the S&P 500 Stock Index's return of 21.04%.*

  - This marks the sixth straight year of double-digit returns for the Fund and its shareholders. The average annual total return of the Fund since inception is 31.75%, versus 23.55% for the S&P 500 Stock Index over the same period.

  - Technology, telecommunications, media, retail, and biotechnology holdings provided strong relative results for the Fund. Exposure to interest-rate sensitive issues was a negative factor.

    ------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99


                             1-year        75.06%

                             3-year        38.32%

                             5-year        34.86%

                    Since Inception        31.75%
                      (on 12-31-93)

    ------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99


                  SECURITY                   % OF NET ASSETS

                  JDS Uniphase Corporation              5.8%

                  Cisco Systems, Inc.                   5.0%

                  VeriSign, Inc.                        3.4%

                  Veritas Software Corporation          3.0%

                  Qualcomm, Inc.                        2.6%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Reserve to remain vigilant, poised to nudge interest rates higher to preempt signs of inflationary pressure. In our view, companies that are able to generate unit growth will continue to be the big winners (absent price increases, unit growth supports the higher revenue run rates needed to offset cost pressures) in this environment. For this reason, we believe growth stocks continue to offer attractive return potential.

Our preference is for pure plays in dynamic niche markets, new product cycles, or innovative new services. As growth investors, we are constantly on the lookout for investments that exhibit the potential for sustainable fundamental improvement, regardless of market capitalization or industry. Our efforts are aimed at consistently outperforming the broader market averages.

We thank you for your interest in the Strong Growth Fund and look forward to continuing to help you meet your financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-93 TO 12-31-99

[GRAPH]

                 THE STRONG              S&P 500            Lipper Multi-Cap
                 GROWTH FUND             Stock Index*       Growth Funds Index*
                 -----------------       ------------       ------------------
12-93               $10,000                $10,000             $10,000
12-94               $11,727                $10,132             $ 9,718
12-95               $16,535                $13,940             $12,994
12-96               $19,763                $17,140             $15,314
12-97               $23,528                $22,859             $18,828
12-98               $29,877                $29,391             $23,497
12-99               $52,302                $35,576             $34,389

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG GROWTH FUND SEEKS CAPITAL GROWTH BY FOCUSING ON COMPANIES WITH FAVORABLE GROWTH PROSPECTS AND WITH REASONABLE PRICES BASED ON EARNINGS, CASH FLOW, AND ASSET VALUE. THE MANAGER MAY BUY STOCKS OF ANY SIZE COMPANY.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

  - Although the stock market's advance was very narrow, companies generating superior revenue growth performed extremely well throughout the period.

  - The Federal Reserve's decision to raise short-term interest rates resulted in a volatile market. It appears likely that further rate hikes lie ahead if inflationary pressures manifest themselves or foreign economies continue to recover.

  - Corporate earnings growth has begun to reaccelerate. Fears of a significant slowdown in corporate profits have proven unfounded, and prospects for a broad-based global economic recovery have continued to improve.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                      THE STRONG MID CAP DISCIPLINED FUND
                      -----------------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ Dean DuMonthier

Dean DuMonthier
Portfolio Manager


--------------------------------------------------------------------------------
The Fund performed well for the year, given the market environment and our bias toward risk management. Much of the performance in the year was concentrated in relatively few sectors and specific companies within those sectors. Our technology and telecommunications holdings performed well, while our cyclical and financial holdings had a difficult year amid market concerns surrounding the direction of the economy, inflation, and interest rates. We recognize, however, that any market condition can shift in the long run.

As is obvious, 1999 was the year of the Internet. Many of the best-performing stocks were involved with the proliferation of the Internet in some fashion. Due to its relatively smaller size, the Fund substantially benefited from its purchases of stocks within Internet-related industries and the initial public offering market where the best-positioned companies had outstanding performance. Telecommunications companies that get paid to transport Internet traffic over their networks performed well. Also, software companies that help businesses to facilitate interaction between themselves and their customers, as well as interactions between themselves and their business suppliers, generally had a good year. Another area that benefited from the Internet's growth was communications equipment companies, which sell equipment to create data networks.

--------------------------------------------------------------------------------

WE BELIEVE THAT TECHNOLOGY WILL CONTINUE TO ALLOW THE ECONOMY TO GROW AT A REASONABLE RATE WITHOUT IGNITING DESTRUCTIVE INFLATION.

--------------------------------------------------------------------------------

Because stocks are forward-looking mechanisms, the market spent the year incorporating the significant future opportunities for these companies into their daily stock prices. In the case of some of the best-positioned companies,

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

  - For the year ended December 31, 1999, the Strong Mid Cap Disciplined Fund returned 35.20%. For the same period, the S&P MidCap 400 Index returned 14.72% and the S&P/Barra MidCap 400 Value Index returned 2.32%.*

  - The Fund benefited from a number of telecommunications holdings, some software investments, and a recovery in the energy sector.

  - The Fund performed well in the latter part of the year after we increased its relative exposure to the technology and telecommunications sectors. The Fund's energy holdings performed well early in the year as well as at the end of the year.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 AS OF 12-31-99

                  Since Inception                     35.20%
                    (on 12-31-98)

--------------------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99


                  SECURITY                   % OF NET ASSETS

                  AmeriSource Health Corp. Class A      3.1%

                  Playtex Products, Inc.                2.9%

                  Flowers Industries, Inc.              2.3%

                  CNF Transportation, Inc.              2.3%

                  Ziff-Davis, Inc.                      2.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

the market bid them up beyond our assessment of their reasonable near-term intrinsic value. Overall, however, there are still relative values to be found--companies that will benefit from long-term trends but haven't yet reached such high valuations. We will continue to seek out and capitalize on these opportunities.

In addition to the trends in software and telecommunications, we will be watching wireless developments closely, particularly the emerging trend of accessing the Internet over wireless devices. This could pose opportunities for many companies--opportunities that may not be currently reflected in their stock prices.

We are optimistic with regard to the broad performance of mid-cap stocks in the coming year. We believe that technology will continue to allow the economy to grow at a reasonable rate without igniting destructive inflation.

As always, we will continue to do our best to identify the investment opportunities presented by good companies that are increasing their returns on invested capital and whose current stock prices are sufficiently below their intrinsic values.

We thank you for your investment and offer our best wishes to you and your family for the year 2000!

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-98 TO 12-31-99

[GRAPH]

                 THE STRONG MID CAP        S&P Mid Cap 400       Lipper Mid-Cap
                 DISCIPLINED FUND          Stock Index*          Value Funds Index*
                 ------------------        ---------------       ------------------
12-98               $10,000                   $10,000                $10,000
02-99               $10,140                   $ 9,107                $ 9,416
04-99               $12,640                   $10,100                $10,345
06-99               $12,880                   $10,687                $10,836
08-99               $11,670                   $10,102                $10,275
10-99               $11,640                   $10,289                $10,137
12-99               $13,520                   $11,472                $11,194

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG MID CAP DISCIPLINED FUND SEEKS CAPITAL GROWTH BY INVESTING PRIMARILY IN MID-SIZE COMPANIES THAT THE MANAGER BELIEVES OFFER ATTRACTIVE OPPORTUNITIES, BUT HAVE NOT BEEN WIDELY RECOGNIZED BY INVESTMENT ANALYSTS OR THE FINANCIAL PRESS. "MEDIUM-CAPITALIZATION COMPANIES" ARE THOSE WITH A MARKET CAPITALIZATION SUBSTANTIALLY SIMILAR TO THAT OF COMPANIES IN THE S&P MIDCAP 400 INDEX AT THE TIME OF INVESTMENT. THE MANAGER USES IN-DEPTH, FIRST-HAND RESEARCH--OFTEN BY CONDUCTING ON-SITE VISITS--TO SELECT THE FUND'S HOLDINGS.

    ------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

  - The technology sector dominated the market's performance. Outside of that sector, the market's performance was generally lackluster.

  - The domestic economy remains very strong. In addition, the worldwide economy continues to show steady recovery. However, fears of inflation led the Federal Reserve to raise interest rates throughout the year, which could potentially serve to slow economic growth.

  - Traditional value-oriented stocks generally performed poorly. The market's interest was drawn instead to the significant opportunities in Internet companies and many well-positioned wireless firms.

--------------------------------------------------------------------------------

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The S&P/Barra MidCap 400 Value Index is an unmanaged index generally representative of the U.S. market for medium-capitalization value stocks. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                         THE STRONG MID CAP GROWTH FUND
                         ------------------------------

PERSPECTIVES
FROM THE MANAGERS


/s/ Ronald C. Ognar                            /s/ Derek Felske

Ronald C. Ognar                                Derek Felske
Portfolio Co-Manager                           Portfolio Co-Manager

--------------------------------------------------------------------------------

Upon assuming management of the Strong Mid Cap Growth Fund, we substantially altered the Fund's portfolio by selecting companies exhibiting superior revenue growth led by high-quality management teams in industries with dynamic growth potential.

The Fund's renewed emphasis on what we believe are high-quality mid-cap growth companies has resulted in a significant increase in our technology exposure. We focused our investments on the direct beneficiaries of the networked economy. Within the mid-cap universe, the fastest growth rates continued to be produced by leading technology companies enjoying the positive benefits of new product cycles, buttressed by the need for corporations to enhance productivity to compete in a global economy. While we certainly cannot forecast the future, the Fund benefited from this sector's performance and to a lesser degree, from our investments in the initial public offering market. The growth of the Internet and its growing role as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business-to-business commerce, wireless connectivity, Internet content, bandwidth expansion, and a host of other applications.

--------------------------------------------------------------------------------

 ... WE BELIEVE MID-CAP GROWTH STOCKS CONTINUE TO OFFER ATTRACTIVE RETURN POTENTIAL.

--------------------------------------------------------------------------------

We continued to maintain a positive stance on energy service companies. In 1998, the deflationary impact of the Asian economic crises, coupled with an unusually mild winter, led to sharply lower oil prices. With relative valuations extremely attractive

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

   - Ronald Ognar and Derek Felske assumed portfolio management responsibility of the Fund on January 31, 1999. Reflecting the managers' investment philosophy, the Fund's technology exposure was increased during the year.

   - The Fund returned 92.02% in 1999. This compared very favorably with the Lipper Mid-Cap Growth Funds Index return of 73.72% and the 14.72% return of the S&P MidCap 400 Stock Index.*

   - Technology, energy services, and consumer cyclical holdings provided strong relative performance results for the Fund. Exposure to interest-rate sensitive issues was a negative contributor.

--------------------------------------------------------------------------------
[SIDENOTE]

                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99

                                1-year        92.02%

                       Since Inception        35.78%
                         (on 12-31-96)

--------------------------------------------------------------------------------
[SIDENOTE]

                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99

                      SECURITY           % OF NET ASSETS

                      USinternetworking, Inc.       2.5%

                      E-Tek Dynamics, Inc.          2.4%

                      Sapient Corp.                 2.2%

                      Veritas Software Corp.        2.0%

                      Internet Capital Group, Inc.  2.0%

PLEASE SEE THE SCHEDULE OF INVESTMENTS IN SECURITIES FOR A COMPLETE LISTING OF THE FUND'S PORTFOLIO.

amid signs of rebounding prices and increased drilling activity, we made an investment in the sector. Thus far, the underlying fundamentals appear to be improving: OPEC members are substantially complying with announced production quotas, and economic conditions in Asia (an important source of incremental demand) appear to have stabilized.

During the coming months, we expect the U.S. economy to continue to grow, though we expect the growth to be more moderate than in the recent months. We also expect the Federal Reserve to remain ready to nudge interest rates higher should signs of inflationary pressure emerge. This environment, in our view, strongly favors companies that are able to generate unit growth. This is because without the ability to raise prices easily, it takes unit growth to support the higher revenue run rates needed to offset cost pressures. For this reason, we believe mid-cap growth stocks continue to offer attractive return potential. Unlike their larger-cap brethren, mid-cap growth stocks often offer pure exposure to dynamic niche markets, new product cycles, or innovative new services. As growth investors, our investment team is constantly on the lookout for companies exhibiting sustainable fundamental improvement.

We thank you for your interest in the Strong Mid Cap Growth Fund and look forward to continuing to help you pursue your vital financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-96 TO 12-31-99

[GRAPH]

                 THE STRONG MID CAP        S&P Mid Cap 400       Lipper Mid-Cap
                 GROWTH FUND               Stock Index*          Growth Funds Index*
                 ------------------        ---------------       ------------------
12-96               $10,000                  $10,000                $10,000
06-97               $10,104                  $11,299                $10,329
12-97               $11,385                  $13,225                $11,134
06-98               $13,196                  $14,367                $12,332
12-98               $13,036                  $15,753                $12,558
06-99               $16,577                  $16,836                $14,590
12-99               $25,031                  $18,072                $21,816

 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG MID CAP GROWTH FUND SEEKS CAPITAL GROWTH BY INVESTING
IN MEDIUM-CAPITALIZATION COMPANIES THAT THE MANAGERS BELIEVE HAVE FAVORABLE PROSPECTS FOR ACCELERATING GROWTH OF EARNINGS BUT ARE SELLING AT REASONABLE PRICES BASED ON EARNINGS, CASH FLOW, OR ASSET VALUE. "MEDIUM-CAPITALIZATION COMPANIES" ARE THOSE WITH A MARKET CAPITALIZATION SUBSTANTIALLY SIMILAR TO THAT OF COMPANIES IN THE S&P MIDCAP 400 INDEX AT THE TIME OF INVESTMENT.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHTLIGHTS

   - Although the stock market's advance was very narrow, companies generating superior revenue growth performed extremely well throughout the period.

   - The Federal Reserve hiked short-term interest rates in response to a strong domestic economy and signs of economic strength overseas. This helped fuel market volatility. Further hikes appear likely if inflationary pressures increase or foreign economies heat up.

   - Corporate earnings growth has begun to reaccelerate, belying earlier fears of a significant slowdown in corporate profits. Given this improvement, as well as improving prospects for a broad-based global economic recovery, many analysts have ratcheted up their earnings estimates for cyclical sectors such as technology.
--------------------------------------------------------------------------------

*The S&P MidCap 400 is an unmanaged index generally representative of the U.S.
 stock market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                          THE STRONG OPPORTUNITY FUND
                          ---------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ Richard Trent Weiss

Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

The Fund's performance was most influenced during this period by our positions in technology and media stocks. The strongest performers included technology companies strategically positioned to take advantage of the increase in technology spending related to the growth of the Internet. Specifically, Sun Microsystems and Parametric Technology were some of the Fund's biggest contributors. Communications stocks also continued to help the Fund, including Corning, Omnipoint, U.S. Cellular, Hughes Electronics, and Liberty Media Group.

--------------------------------------------------------------------------------

WE BELIEVE A CONTINUED RECOVERY OF THE GLOBAL ECONOMY WILL HELP SUSTAIN STRONG PERFORMANCE FOR SMALL- AND MID-CAP STOCKS GOING FORWARD.

--------------------------------------------------------------------------------

In light of the rate increases from the Federal Reserve, stocks exposed to consumer spending retreated. Cyclical stocks, for example, weakened in the third and fourth quarter as investors waited for more signs of the economy's growth prospects. We selectively added to these positions at their lower valuations. In energy, the market took a wait-and-see attitude following the huge rise in oil prices in the first half of the year. We therefore held our energy positions at that time. We continue to believe that the supply and demand characteristics for energy stocks remain positive for 2000 and are looking for companies that can take advantage of that environment. Stocks in the financial services sector were also weak in the face of rising interest rates and continued weakness in pricing in industries such as property-casualty insurance. However, we continue to look for names to add selectively as valuations have continued to become more attractive.

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

   - For the year ended December 31, 1999, the Strong Opportunity Fund returned 33.39% while the S&P MidCap 400 Stock Index returned 14.72%.*

   - The Fund's performance was driven mostly by positions in cable/media and technology stocks. Companies in the software, enterprise server, and technology infrastructure sectors were strong performers in the third and fourth quarter.

   - The Fund benefited from an underweighting in financials, as these stocks performed poorly in response to fears that the Federal Reserve Board would continue to raise interest rates.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99


                             1-year         33.39%

                             3-year         23.89%

                             5-year         23.38%

                            10-year         17.23%

                    Since Inception         19.49%
                      (on 12-31-85)

--------------------------------------------------------------------------------
[SIDENOTE]

                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99


                      SECURITY           % OF NET ASSETS

                      Omnipoint Corporation         2.9%

                      Corning, Inc.                 2.4%

                      AT&T Corporation--
                      Liberty Media Group Class A   2.2%

                      Seagate Technology, Inc.      2.0%

                      MediaOne Group, Inc.          1.9%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Looking out over the next several months, we are optimistic that we have reached a turning point where smaller-cap stocks will perform well versus larger-capitalization stocks. In the fourth quarter, the Russell 2000-Registered Trademark-Index of small-cap stocks gained 21.26% versus 21.04% for the S&P 500 Stock Index. This outperformance came as welcome relief after an extended period during which larger-cap stocks outperformed small- and mid-caps. We believe a continued recovery of the global economy will help sustain strong performance for small-and mid-cap stocks going forward.

Even though energy and cyclical stocks had mixed results in the second half of the year, we believe those sectors should benefit as the world economies strengthen. Additionally, after the recent massive outperformance among a small, select group of technology stocks, we believe that the market will begin to broaden out. This should benefit other forgotten sectors with improving fundamentals. In technology, we continue to look for select stocks that are positioned to take advantage of continued strong demand, though the run-up of many of these stocks over the past year severely limits opportunities in this area.

We thank you for investing in the Strong Opportunity Fund and look forward to continuing to help you achieve your financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-85 TO 12-31-99

[GRAPH]

                 THE STRONG                S&P Mid Cap 400       Lipper Multi-Cap
                 OPPORTUNITY FUND          Stock Index*          Value Funds Index*
                 ------------------        ---------------       ------------------
12-85               $ 10,000                  $10,000                $10,000
12-87               $ 17,894                  $11,383                $12,268
12-89               $ 24,694                  $18,649                $17,566
12-91               $ 28,845                  $26,556                $20,790
12-93               $ 41,022                  $33,866                $26,308
12-95               $ 53,868                  $42,758                $34,504
12-97               $ 78,558                  $67,407                $52,980
12-99               $121,017                  $92,111                $59,788

 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG OPPORTUNITY FUND FOCUSES ON STOCKS OF MEDIUM-SIZE COMPANIES THAT OFFER STRONG GROWTH POTENTIAL, BUT ARE UNDERPRICED. RATHER THAN RELY ON TRADITIONAL WALL STREET RESEARCH, THE MANAGER SELECTS STOCKS USING THE FUND'S PROPRIETARY PRIVATE MARKET VALUE APPROACH. HE FIRST CONSIDERS COMPANIES (AND INDUSTRIES) THAT ARE OUT OF FAVOR. THEN HE DETERMINES THE PRICE HE BELIEVES AN INVESTOR WOULD BE WILLING TO PAY FOR AN ENTIRE COMPANY--ITS PRIVATE MARKET VALUE. A COMPANY WHOSE STOCK PRICE IS LOWER THAN ITS PRIVATE MARKET VALUE MAY BE ADDED TO THE PORTFOLIO.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

   - The U.S. economy remained healthy throughout the year, but fears of rising inflation helped increase interest rates as the year wore on. Investors remained cautious on the outlook for continued economic growth and stayed out of areas of slowing growth.

   - The tremendous growth opportunities afforded technology companies from the growth of the Internet and diminishing fears over Y2K problems fueled a massive rise in technology stocks. The market bought a small number of companies in specific sectors that could benefit from the evolving new economy almost without regard to valuation.

--------------------------------------------------------------------------------

* The S&P MidCap 400 is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG STRATEGIC GROWTH FUND
                        --------------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ Scott Sindelar

Scott Sindelar
Portfolio Manager

--------------------------------------------------------------------------------

The past year was a good one for the stock market and for Strong Strategic Growth Fund shareholders. It was also an unusual year in that the majority of the market's returns came from a relatively small number of stocks, despite a generally strong economy. Technology stocks were the overall star performers, but were joined by some healthcare and consumer holdings.

Several stock purchases in 1999 helped to increase the Fund's return during the year. Consumer stalwarts Home Depot and Wal-Mart provided handsome returns. Biogen and Jones Medical Industries had stellar returns in a difficult pharmaceutical environment. Purchases within the initial public offering market provided meaningful returns as well due to the relatively smaller size of the Fund. The Fund's technology holdings that had particularly notable performance included software companies Citrix Systems, Oracle, and Ardent Software; communications companies Nortel Networks and Telcom Semiconductor; and Internet-related companies Cisco Systems and Sun Microsystems.

Technology stocks rose so rapidly that there may be concern about continuing to own such stocks. One downside typically associated with technology stocks is that most seem to have short lives before companies with newer, better technologies replace them and therefore returns may not be consistently maintained. This has historically made technology investing a risky and volatile pursuit, though a potentially rewarding one, as is also the case with the initial public offering market. Clearly, 1999 was a rewarding year, but what about 2000? We have two comments regarding this concern.

--------------------------------------------------------------------------------

 ...THE COMPANIES SELECTED FOR THE STRONG STRATEGIC GROWTH FUND ARE WELL-DIVERSIFIED AND APPEAR TO BE POSITIONED TO GENERATE SOLID RESULTS OVER THE FORESEEABLE FUTURE.

--------------------------------------------------------------------------------

First, the Fund holds a diversified portfolio of technology stocks. Holdings include large- and small-cap companies in the software, communications, semiconductor, and tech-

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The return for the Strong Strategic Growth Fund was 29.36% for the year ended December 31, 1999, compared with the S&P 500 Stock Index return of 21.04%.*

- Technology stocks were the primary contributors to the Fund's results for 1999, aided by select healthcare and consumer holdings.

- Software holdings had particularly strong performances toward year-end, as investors' fears of Y2K-related difficulties diminished.

- During mid-1999, the Fund's holdings were broadened in an effort to reduce its company-specific risk.

--------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99

                               1-year       29.36%

                      Since Inception       28.42%
                         (on 6-30-98)

--------------------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99

                      SECURITY           % OF NET ASSETS

                      Microsoft Corporation         3.6%

                      Sykes Enterprises, Inc.       3.1%

                      Nortel Networks Corporation   2.7%

                      Cisco Systems, Inc.           2.6%

                      Citigroup, Inc.               2.6%

--------------------------------------------------------------------------------

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

services sectors. Although an individual holding may be quite volatile, as a whole, the group should be less so. Additionally, there are no "pure Internet" companies in the portfolio, as their current valuations are very difficult to understand. Investing in a variety of firms that provide the building blocks of the Internet is an attractive alternate way to latch on to its potential.

Second, technology companies are currently seeing broad-based, robust demand for their products. This is a departure from the previous pattern of demand coming from one source at a time: mainframe computers, then personal computers, then better PCs, then consumer products (e.g., video games), then portable phones, and so on. Today, demand for technology is coming from multiple sources simultaneously, including the Internet, telecommunications, consumer products, cable, and satellite companies. This may give tech stocks more strength for a longer time than "normal." Thus, the Fund will continue to participate in technology stocks during 2000 in a diversified, risk-conscious method.

Looking forward, the economy appears to be healthy, corporate profits should continue to show growth, and the Far East economies may be improving. If interest rates continue to climb in 2000, however, they could slow down the stock market. Healthcare stocks may have a difficult time in the coming election year, due to campaign rhetoric about government's involvement in the industry. On a more specific note, the companies selected for the Strong Strategic Growth Fund are well-diversified and appear to be positioned to generate solid results over the foreseeable future.

Thank you for your faith in the Strong Strategic Growth Fund. We hope to reward you with good results in 2000.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 6-30-98 TO 12-31-99

[GRAPH]

                 THE STRONG STRATEGIC        S&P 500            Lipper Mid-Cap
                 GROWTH FUND                 Stock Index*       Core Funds Index*
                 --------------------        ------------       ------------------
06-98               $10,000                    $10,000             $10,000
09-98               $ 9,020                    $ 9,005             $ 8,163
12-98               $11,250                    $10,923             $ 9,933
03-99               $11,100                    $11,467             $ 9,457
06-99               $12,750                    $12,276             $10,670
09-99               $12,170                    $11,509             $ 9,983
12-99               $14,553                    $13,222             $12,734

 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

------------------------------------------------------------------------------
[SIDENOTE]

YOUR FUND'S
APPROACH

THE STRONG STRATEGIC GROWTH FUND SEEKS CAPITAL GROWTH BY INVESTING PRIMARILY IN MEDIUM- AND LARGE-CAPITALIZATION COMPANIES WITH LONGER-TERM GROWTH POTENTIAL. THROUGH FUNDAMENTAL ANALYSIS, THE MANAGER SEEKS WELL-MANAGED COMPANIES THAT PRODUCE NEEDED OR PROVEN PRODUCTS AND THAT ARE MARKET LEADERS IN GROWING INDUSTRIES.

------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Technology stocks generated superb returns. Demand came from numerous sources, including the Internet, telecommunications, and consumer markets. This multi-pronged demand may help companies in this sector continue to post strong results.

- Small-cap stocks kept pace with large-cap stocks for the first time in a number of years.

- Interest rates rose meaningfully during the year, but this did not appear to have great impact on the economy or the stock market. However, higher rates may be one reason for investors to trim their stock market expectations for 2000.


*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Mid-Cap Core Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                       December 31, 1999
------------------------------------------------------------------------------
                           STRONG COMMON STOCK FUND
------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 91.8%
AIRLINE 1.4%
Air New Zealand, Ltd. Class B                           $2,138,800 $  3,133,256
Continental Airlines, Inc. Class B (b)                     457,500   20,301,563
                                                                   ------------
                                                                     23,434,819
BANK - MONEY CENTER 0.3%
Bank of Tokyo - Mitsubishi                                 121,000    1,685,784
Sakura Bank, Ltd.                                          274,000    1,587,007
Sanwa Bank, Ltd.                                           140,000    1,702,573
                                                                   ------------
                                                                      4,975,364
BANK - REGIONAL 2.2%
City National Corporation                                  590,000   19,433,125
Old Kent Financial Corporation                             530,000   18,748,750
                                                                   ------------
                                                                     38,181,875
BANK - SUPER REGIONAL 2.1%
FleetBoston Financial Corporation                          535,000   18,624,688
SunTrust Banks, Inc.                                       261,000   17,960,062
                                                                   ------------
                                                                     36,584,750
CHEMICAL 1.5%
IMC Global, Inc.                                           622,100   10,186,888
Rohm and Haas Company                                      380,000   15,461,250
                                                                   ------------
                                                                     25,648,138
CHEMICAL - SPECIALTY 2.5%
CK Witco Corporation                                     1,810,000   24,208,750
Cytec Industries, Inc. (b)                                 800,000   18,500,000
                                                                   ------------
                                                                     42,708,750
COMMERCIAL SERVICE 4.2%
Pittston Company Brinks Group                             870,000   19,140,000
Rollins Truck Leasing Corporation                       1,639,000   19,565,563
TMP Worldwide, Inc. (b)                                   241,000   34,222,000
                                                                  ------------
                                                                    72,927,563
COMPUTER - PERIPHERAL EQUIPMENT 1.2%
Microchip Technology, Inc. (b)                            299,600   20,503,875

COMPUTER SOFTWARE 10.7%
Autodesk, Inc.                                            800,000   27,000,000
J.D. Edwards & Company (b)                                405,000   12,099,375
I2 Technologies, Inc. (b)                                 205,000   39,975,000
Informix Corporation (b)                                2,600,000   29,575,000
Sterling Software, Inc. (b)                               950,000   29,925,000
Sybase, Inc. (b)                                        1,250,000   21,250,000
Symbol Technologies, Inc.                                 405,000   25,742,813
                                                                  ------------
                                                                   185,567,188
CONGLOMERATE 0.1%
Marubeni Corporation                                      445,000    1,867,772

CONSUMER - MISCELLANEOUS 1.1%
Canon, Inc.                                                71,000    2,820,272
Hillenbrand Industries, Inc.                              500,000   15,843,750
                                                                  ------------
                                                                    18,664,022
DIVERSIFIED OPERATIONS 1.9%
Carlisle Companies, Inc.                                  630,000   22,680,000
Invensys PLC                                            1,509,000    8,226,030
Itochu Corporation (b)                                    470,000    2,340,573
                                                                  ------------
                                                                    33,246,603
ELECTRONIC INSTRUMENTATION 1.1%
Thermo Electron Corporation (b)                         1,230,000   18,450,000

ELECTRONIC PARTS DISTRIBUTION 1.1%
Avnet, Inc.                                               310,000   18,755,000

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.8%
General Motors Corporation Class H (b)                    285,000   27,360,000
Hitachi, Ltd.                                             230,000    3,690,441
                                                                  ------------
                                                                    31,050,441

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 2.5%
Dallas Semiconductor Corporation                          348,200  $22,437,138
Xilinx, Inc. (b)                                          462,000   21,006,562
                                                                  ------------
                                                                    43,443,700
ENGINEERING & CONSTRUCTION 1.1%
Jacobs Engineering Group, Inc. (b)                        600,000   19,500,000

FOOD 1.1%
Nabisco Holdings Corporation                              630,000   19,923,750

HEALTHCARE - BIOMEDICAL/GENETIC 1.0%
Chiron Corporation (b)                                    410,000   17,373,750

HEALTHCARE - INSTRUMENTATION 1.2%
Beckman Coulter, Inc.                                     423,300   21,535,387

HEALTHCARE - PATIENT CARE 2.6%
Omnicare, Inc.                                          1,940,000   23,280,000
PhyCor, Inc. (b)                                        1,130,800    2,120,250
WellPoint Health Networks, Inc. (b)                       296,000   19,517,500
                                                                  ------------
                                                                    44,917,750
INSURANCE - ACCIDENT & HEALTH 1.2%
CIGNA Corporation                                         257,500   20,744,844

INSURANCE - LIFE 1.3%
Canada Life Financial Corporation  (b) (d)                105,000    1,624,611
Protective Life Corporation                               665,000   21,155,312
                                                                  ------------
                                                                    22,779,923
INSURANCE - PROPERTY & CASUALTY 1.2%
XL Capital, Ltd. Class A                                  400,000   20,750,000

INTERNET - E*COMMERCE 3.2%
DoubleClick, Inc. (b)                                     131,000   33,151,188
Sterling Commerce, Inc. (b)                               630,000   21,459,375
                                                                  ------------
                                                                    54,610,563
INTERNET - INTERNET SERVICE PROVIDER/CONTENT 0.1%
KPNQwest NV (b)                                            28,000    1,785,000

MACHINERY - MISCELLANEOUS 1.1%
Hussmann International, Inc.                             1,250,000   18,828,125

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.2%
Trinity Industries, Inc.                                  710,000   20,190,625

MEDIA - CABLE TV 3.7%
Cox Communications, Inc. Class A (b) (c)                  560,000   28,840,000
Flextech PLC (b)                                          599,200   11,146,558
NTL, Inc. (b)                                             200,000   24,950,000
                                                                  ------------
                                                                    64,936,558
MEDIA - PUBLISHING 2.3%
News Corporation, Ltd. Sponsored ADR                      470,000   17,977,500
Readers Digest Association, Inc. Class A                  720,000   21,060,000
                                                                  ------------
                                                                    39,037,500
MEDIA - RADIO/TV 2.2%
AT&T Corporation-Liberty
  Media Group Class A (b)                                 670,000   38,022,500

METALS & MINING 1.2%
Phelps Dodge Corporation                                  300,000   20,137,500

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 4.5%
Anadarko Petroleum Corporation                            618,600   21,109,725
Apache Corporation                                        540,000   19,946,250
Devon Energy Corporation                                  580,000   19,067,500
EOG Resources, Inc.                                       920,000   16,157,500
Harken Energy Corporation (b)                           2,609,500    1,957,125
                                                                  ------------
                                                                    78,238,100


16

SCHEDULES OF INVESTMENTS IN SECURITIES                       December 31, 1999
------------------------------------------------------------------------------
                    STRONG COMMON STOCK FUND (CONTINUED)
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
OIL WELL EQUIPMENT & SERVICE 4.5%
Nabors Industries, Inc. (b)                            950,000 $    29,390,625
Offshore Logistics, Inc. (b)                           534,500       5,010,937
Smith International, Inc. (b)                          525,000      26,085,938
Tidewater, Inc.                                        490,000      17,640,000
                                                                  ------------
                                                                    78,127,500
POLLUTION CONTROL 1.4%
Republic Services, Inc. (b)                          1,725,000      24,796,875

REAL ESTATE 2.2%
Apartment Investment & Management
  Company Class A                                      490,000      19,508,125
Security Capital Group, Inc.
  Class B (b)                                        1,150,000      14,375,000
Ventas, Inc.                                           870,000       3,643,125
                                                                  ------------
                                                                    37,526,250
RETAIL - MAJOR CHAIN 0.1%
The Daiei, Inc. (b)                                    400,000       1,584,972

RETAIL - RESTAURANT 0.7%
IHOP Corporation (b) (f)                               750,000      12,515,625

RETAIL - SPECIALTY 4.0%
Barnes & Noble, Inc. (b)                               980,000      20,212,500
Ingram Micro, Inc. Class A (b)                       1,470,000      19,293,750
Ross Stores, Inc.                                      880,000      15,785,000
TJX Companies, Inc.                                    725,000      14,817,188
                                                                  ------------
                                                                    70,108,438
SHOE & APPAREL MANUFACTURING 2.4%
Liz Claiborne, Inc.                                    579,900      21,818,738
Unifi, Inc. (b)                                      1,675,000      20,623,437
                                                                  ------------
                                                                    42,442,175
TELECOMMUNICATION EQUIPMENT 1.1%
Newbridge Networks Corporation (b)                     850,000      19,178,125

TELECOMMUNICATIONS - CELLULAR 4.7%
Aerial Communications, Inc. (b)                        515,000      31,350,625
United States Cellular Corporation (b)                 275,000      27,757,812
Vodafone AirTouch PLC Sponsored ADR                    434,000      21,483,000
                                                                  ------------
                                                                    80,591,437
TELECOMMUNICATIONS - SERVICES 3.4%
Intermedia Communications, Inc. (b)                    670,000      26,004,375
MediaOne Group, Inc. (b)                               362,000      27,806,125
Nippon Telegraph & Telephone Corporation                   345       5,906,956
                                                                  ------------
                                                                    59,717,456
TELEPHONE 1.4%
Broadwing, Inc.                                        680,000      25,075,000

------------------------------------------------------------------------------
Total Common Stocks (Cost $1,142,140,141)                        1,590,985,588
------------------------------------------------------------------------------

CORPORATE BONDS 0.6%
Omnipoint Corporation Senior Notes,
  11.625%, Due 8/15/06                              $8,500,000       9,052,500
Omnipoint Corporation Senior Notes,
  Series A, 11.625%, Due 8/15/06                     1,500,000       1,597,500

------------------------------------------------------------------------------
Total Corporate Bonds (Cost $6,308,077)                             10,650,000
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.0%
Capital Properties New Zealand, Ltd. Capital Notes,
  8.50%, Due 4/15/05                                   279,720 NZD     133,178

------------------------------------------------------------------------------
Total Convertible Bonds (Cost $253,064)                                133,178
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 8.3%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation,
  6.10%                                               $924,500         924,500
Warner Lambert Company, 6.08%                          460,000         460,000
Wisconsin Electric Power Company,
  6.04%                                                596,000         596,000
                                                                     ---------
                                                                     1,980,500
REPURCHASE AGREEMENTS 8.1%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds
  $140,032,083); Collateralized by:
  U.S. Government & Agency
  Issues (e)                                       $140,000,000 $  140,000,000

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills,
  Due 2/03/00 (c)                                    1,000,000         995,694
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $142,976,246)                   142,976,194
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Total Investments in Securities
  (Cost $1,291,677,528) 100.7%                                   1,744,744,960
Other Assets and Liabilities, Net (0.7%)                           (11,663,810)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                               $1,733,081,150
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                       Underlying
                                          Expiration  Face Amount  Unrealized
                                             Date      at Value   Depreciation
------------------------------------------------------------------------------
Sold:
15 S&P 500                                     3/00     $5,565,750    $166,500

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------

                                                         Contracts    Premiums
------------------------------------------------------------------------------

Options outstanding at beginning of year                     --        $     --
Options written during the year                              80          17,759
Options closed                                               --              --
Options expired                                              --              --
Options exercised                                           (80)        (17,759)
                                                       --------        --------
Options outstanding at end of year                           --        $     --
                                                       ========        ========

------------------------------------------------------------------------------
                           STRONG DISCOVERY FUND
------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 92.1%
BANK - MONEY CENTER 0.9%
Citigroup, Inc.                                            30,800   $1,711,325

BROKERAGE & INVESTMENT MANAGEMENT 0.6%
Waddell & Reed Financial, Inc. Class A                     44,000    1,193,500

COMMERCIAL SERVICE 4.8%
Coinmach Laundry Corporation (b)                          402,000    4,271,250
The Hertz Corporation                                      28,250    1,416,031
ITT Educational Services, Inc. (b)                        136,700    2,110,306
Lamar Advertising Company (b)                               7,000      423,937
Valassis Communications, Inc. (b)                          19,300      815,425
                                                                     ---------
                                                                     9,036,949
COMPUTER - MAINFRAME 3.0%
Dell Computer Corporation (b)                              26,400    1,346,400
Hewlett-Packard Company                                    16,300    1,857,181
International Business Machines
  Corporation                                              22,000    2,376,000
                                                                     ---------
                                                                     5,579,581
COMPUTER - PERIPHERAL EQUIPMENT 3.8%
EMC Communications Corporation (b)                         28,100    3,069,925
Lexmark International Group, Inc.
  Class A (b)                                              14,900    1,348,450
Microchip Technology, Inc. (b)                             22,000    1,505,625
Network Appliance, Inc. (b)                                 4,200      348,863
SanDisk Corporation (b)                                     9,600      924,000
                                                                     ---------
                                                                     7,196,863



                                                                              17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1999
------------------------------------------------------------------------------
                      STRONG DISCOVERY FUND (continued)
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMPUTER SERVICE 0.9%
CSG Systems International, Inc. (b)                      7,800    $    311,025
Pierce Leahy Corporation (b)                            31,700       1,371,025
                                                                     ---------
                                                                     1,682,050

COMPUTER SOFTWARE 8.8%
Business Objects SA Sponsored ADR (b)                    3,700         494,412
Cabletron Systems, Inc. (b)                             40,400       1,050,400
Cisco Systems, Inc. (b)                                 41,300       4,424,262
Microsoft Corporation (b)                               39,300       4,588,275
Oracle Systems Corporation (b)                          49,500       5,547,094
TIBCO Software, Inc. (b)                                 2,600         397,800
                                                                     ---------
                                                                    16,502,243
COMPUTER SYSTEMS 0.8%
Psion PLC                                               34,200       1,493,692

CONSUMER - MISCELLANEOUS 0.0%
Carriage Services, Inc. Class A (b)                      2,300          13,656

DIVERSIFIED OPERATIONS 0.4%
Agilent Technologies, Inc. (b)                           9,300         719,006

ELECTRICAL EQUIPMENT 0.6%
Methode Electronics, Inc. Class A                       33,600       1,079,400

ELECTRONIC PARTS DISTRIBUTION 0.6%
Kent Electronics Corporation (b)                        48,400       1,101,100

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.6%
Rayovac Corporation (b)                                 55,900       1,055,113

ELECTRONICS - MISCELLANEOUS COMPONENTS 0.5%
Vishay Intertechnology, Inc. (b)                        30,900         977,213

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 0.4%
Applied Materials, Inc. (b)                              5,500         696,781

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 3.3%
Atmel Corporation (b)                                   35,300       1,043,556
Intel Corporation                                       23,700       1,950,806
Rambus, Inc. (b)                                         7,000         472,063
SDL, Inc. (b)                                            7,800       1,700,400
Texas Instruments, Inc.                                 11,200       1,085,000
                                                                     ---------
                                                                     6,251,825
FINANCE - MISCELLANEOUS 0.3%
NOVA Corporation (b)                                    15,400         486,063

HEALTHCARE - BIOMEDICAL/GENETIC 1.6%
Abgenix, Inc. (b)                                        3,000         397,500
Medimmune, Inc. (b)                                      4,000         663,500
Neurocrine Biosciences, Inc. (b)                        82,000       2,029,500
                                                                     ---------
                                                                     3,090,500
HEALTHCARE - DRUG/DIVERSIFIED 0.4%
Halsey Drug Company, Inc. (Acquired
  5/20/98 - 4/01/99; Cost $41,044) (b) (d) (f)          18,460          13,845
Jones Medical Industries, Inc.                          16,400         712,375
                                                                     ---------
                                                                       726,220
HEALTHCARE - MEDICAL SUPPLY 1.5%
Priority Healthcare Corporation Class B (b)             18,575         537,514
Sybron International Corporation (b)                    92,900       2,293,469
                                                                     ---------
                                                                     2,830,983
INSURANCE - LIFE 0.6%
Protective Life Corporation                             35,100       1,116,619

INTERNET - E*COMMERCE 3.4%
Amazon.com, Inc. (b)                                     6,300         479,587
DoubleClick, Inc. (b)                                   17,000       4,302,062
Internet Capital Group, Inc. (b)                         4,300         731,000
Stamps.com, Inc. (b)                                    22,250         926,156
                                                                     ---------
                                                                     6,438,805

INTERNET - INTERNET SERVICE PROVIDER/CONTENT 5.4%
Alloy Online, Inc.(b)                                   95,800       1,508,850
America Online, Inc. (b)                                43,400       3,273,987
USinternetworking, Inc. (b)                             37,150       2,595,856
Yahoo! Inc. (b)                                          6,295       2,723,768
                                                                     ---------
                                                                    10,102,461
INTERNET - NETWORK SECURITY/SOLUTIONS 0.3%
Juniper Networks, Inc. (b)                               1,600         544,000

INTERNET - SOFTWARE 2.1%
Ariba, Inc. (b)                                          8,000       1,419,000
Vignette Corporation (b)                                15,500       2,526,500
                                                                     ---------
                                                                     3,945,500
LEISURE PRODUCT 0.5%
SCP Pool Corporation (b)                                39,300       1,019,344

LEISURE SERVICE 1.2%
Bally Total Fitness Holding Corporation (b)             40,800       1,088,850
Park Place Entertainment Corporation (b)                95,400       1,192,500
                                                                     ---------
                                                                     2,281,350
MACHINE TOOL 0.5%
Applied Power, Inc.                                     27,900       1,025,325

MACHINERY - CONSTRUCTION & MINING 1.1%
Oshkosh Truck Corporation                               70,700       2,072,394

MEDIA - CABLE TV 0.3%
Adelphia Communications Corporation Class A (b)          7,600         498,750

MEDIA - RADIO/TV 10.1%
AMFM, Inc. (b)                                          61,000       4,773,250
CBS Corporation (b)                                      8,800         562,650
Clear Channel Communications, Inc. (b)                  35,400       3,159,450
Emmis Broadcasting Corporation Class A (b)              18,575       2,315,200
Infinity Broadcasting Corporation Class A (b)          123,050       4,452,872
Viacom International, Inc. (b)                          61,600       3,722,950
                                                                     ---------
                                                                    18,986,372
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 2.8%
Devon Energy Corporation                                31,500       1,035,562
Ocean Energy, Inc. (b)                                 331,100       2,566,025
Union Pacific Resources Group, Inc.                    132,250       1,686,188
                                                                     ---------
                                                                     5,287,775
OIL WELL EQUIPMENT & SERVICE 4.0%
BJ Services Company (b)                                 44,000       1,839,750
Cooper Cameron Corporation (b)                          19,100         934,706
Marine Drilling Companies, Inc. (b)                     35,900         805,506
Nabors Industries, Inc. (b)                             70,800       2,190,375
Noble Drilling Corporation (b)                          52,800       1,729,200
                                                                     ---------
                                                                     7,499,537
PERSONAL & COMMERCIAL LENDING 0.1%
Household International, Inc.                            6,900         257,025

RAILROAD 0.2%
Wisconsin Central Transportation Corporation (b)        26,500         356,094

REAL ESTATE 3.3%
Pinnacle Holdings, Inc. (b)                            143,900       6,097,763

RETAIL - SPECIALTY 6.5%
Central Garden & Pet Company (b)                       501,925       5,207,472
Insight Enterprises, Inc. (b)                           27,700       1,125,312
Movie Gallery, Inc. (b)                                184,100         793,931
Regis Corporation                                       91,800       1,732,725
Rent-A-Center, Inc. (b)                                 28,900         572,581
Sunglass Hut International, Inc. (b)                   245,500       2,761,875
                                                                     ---------
                                                                    12,193,896
SAVINGS & LOAN 1.3%
TCF Financial Corporation                               94,800       2,358,150



18

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1999
------------------------------------------------------------------------------
                        STRONG DISCOVERY FUND (CONTINUED)
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT 4.4%
CIENA Corporation (b)                                     2,600   $    149,500
Ericsson (LM) Telephone Company ADR Class B              16,000      1,051,000
JDS Uniphase Corporation (b)                              4,400        709,775
Lucent Technologies, Inc.                                22,400      1,675,800
Motorola, Inc.                                            6,100        898,225
Nokia Corporation Sponsored ADR                          17,100      3,249,000
Tut Systems, Inc. (b)                                    11,300        605,963
                                                                    ----------
                                                                     8,339,263
TELECOMMUNICATIONS - CELLULAR 6.2%
Microcell Telecommunications, Inc. (b)                  126,250      4,150,469
Millicom International Cellular SA (b)                   67,400      4,204,075
NTT Mobile Communication Network, Inc.                       23        884,356
Powertel, Inc. (b)                                        5,575        559,591
Vodafone AirTouch PLC Sponsored ADR                      34,900      1,727,550
                                                                    ----------
                                                                    11,526,041
TELECOMMUNICATIONS - SERVICES 3.7%
Globalstar Telecommunications, Ltd. (b)                   7,275        320,100
MediaOne Group, Inc. (b)                                 25,400      1,951,037
Nextel Communications, Inc. Class A (b)                   4,900        505,312
Sonera Corporation Sponsored ADR (b)                     35,600      2,465,300
Sonera Oyj                                               23,800      1,629,308
                                                                    ----------
                                                                     6,871,057
TELEPHONE 0.3%
Broadwing, Inc.                                          13,400        494,125
------------------------------------------------------------------------------
Total Common Stocks (Cost $125,501,230)                            172,735,709
------------------------------------------------------------------------------

WARRANTS 0.0%
Halsey Drug Company, Inc. Warrants, Expire
  12/26/01 (Acquired 7/21/97; Cost $0) (b) (d) (f)      21,429           4,822
------------------------------------------------------------------------------
Total Warrants (Cost $0)                                                 4,822
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.1%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01
  (Acquired 8/05/96; Cost $587,550) (b) (d) (f)       $600,000         138,462
------------------------------------------------------------------------------
Total Convertible Bonds (Amortized Cost $595,321)                      138,462
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.2%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 6.08%                           34,700          34,700

UNITED STATES GOVERNMENT ISSUES 0.2%
United States Treasury Bills, Due 2/10/00              260,000         258,647
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $293,303)                           293,347
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Investments in Securities (Cost $126,389,854) 92.4%          173,172,340
Other Assets and Liabilities, Net 7.6%                              14,273,264
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $187,445,604
==============================================================================
WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------

                                                     Contracts        Premiums
------------------------------------------------------------------------------

Options outstanding at beginning of year                    --    $         --
Options written during the year                          2,339         918,677
Options closed                                          (2,292)       (857,801)
Options expired                                             --              --
Options exercised                                          (47)        (60,876)
                                                     ---------       ---------
Options outstanding at end of year                          --    $         --
                                                     =========       =========

Closed and exercised options resulted in a capital loss of $1,108,528.



------------------------------------------------------------------------------
                            STRONG GROWTH FUND
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 94.6%
BANK - MONEY CENTER 0.3%
Citigroup, Inc.                                        200,000     $11,112,500

BANK - SUPER REGIONAL 0.6%
Northern Trust Company                                 150,000       7,950,000
UnionBanCal Corporation                                300,000      11,831,250
                                                                   -----------
                                                                    19,781,250
BROKERAGE & INVESTMENT MANAGEMENT 0.5%
Webs Index Fund, Inc. - Japan Webs
  Index Series                                       1,000,000      16,312,500

COMMERCIAL SERVICE 2.9%
Infinity Broadcasting Corporation Class A (b)          750,000      27,140,625
Omnicom Group, Inc.                                    275,000      27,500,000
Paychex, Inc.                                          700,000      28,000,000
Young & Rubicam, Inc.                                  200,000      14,150,000
                                                                   -----------
                                                                    96,790,625
COMPUTER - MANUFACTURERS 0.8%
Sun Microsystems, Inc. (b)                             325,000      25,167,188

COMPUTER SOFTWARE 17.3%
Business Objects SA Sponsored ADR (b)                  348,900      46,621,762
Check Point Software Technologies, Ltd. (b)            100,000      19,875,000
Cisco Systems, Inc. (b) (c)                          1,550,000     166,043,750
Citrix Systems, Inc. (b)                               200,000      24,600,000
I2 Technologies, Inc. (b)                              212,400      41,418,000
Legato Systems, Inc. (b)                               250,000      17,203,125
Mercury Interactive Corporation (b)                    160,000      17,270,000
Microsoft Corporation (b)                              200,000      23,350,000
Oracle Systems Corporation (b)                         350,000      39,221,875
Parametric Technology Corporation (b)                  155,000       4,194,688
Peregrine Systems, Inc. (b)                            300,000      24,787,500
Siebel Systems, Inc. (b)                               300,000      25,200,000
TIBCO Software, Inc. (b)                               100,000      15,300,000
Veritas Software Corporation (b)                       700,000     100,187,500
Viador, Inc. (b)                                       175,000       7,415,625
Visual Networks, Inc. (b)                              100,000       7,925,000
                                                                   -----------
                                                                   580,613,825
DIVERSIFIED OPERATIONS 0.9%
Agilent Technologies, Inc. (b)                         400,000      30,925,000

ELECTRONIC INSTRUMENTATION 1.4%
PE Corporation-PE Biosystems Group                     400,000      48,125,000

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.5%
Celestica, Inc. (b)                                    100,000       5,550,000
Flextronics International, Ltd. (b)                    150,000       6,900,000
Jabil Circuit, Inc. (b)                                 75,000       5,475,000
                                                                   -----------
                                                                    17,925,000
ELECTRONICS - MISCELLANEOUS COMPONENTS 0.3%
RadiSys Corporation (b)                                225,000      11,475,000

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 1.4%
ASM Lithography Holding NV (b)                          52,700       5,994,625
Credence Systems Corporation (b)                       100,000       8,650,000
Kulicke & Soffa Industries, Inc. (b)                   100,000       4,256,250
Orbotech, Ltd. (b)                                     201,000      15,577,500
Teradyne, Inc. (b)                                     175,000      11,550,000
                                                                   -----------
                                                                    46,028,375
ELECTRONICS - SEMICONDUCTOR MANUFACTURING 4.6%
Applied Micro Circuits Corporation (b)                 350,000      44,537,500
Broadcom Corporation (b)                                75,000      20,428,125
PMC-Sierra, Inc. (b)                                   200,000      32,062,500
SDL, Inc. (b)                                          175,000      38,150,000
Xilinx, Inc. (b)                                       400,000      18,187,500
                                                                   -----------
                                                                   153,365,625


                                                                              19

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1999
------------------------------------------------------------------------------
                        STRONG GROWTH FUND (CONTINUED)
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
HEALTHCARE - BIOMEDICAL/GENETIC 7.5%
Amgen, Inc. (b)                                        200,000    $ 12,012,500
Chiron Corporation (b)                                 600,000      25,425,000
Genentech, Inc. (b)                                    350,000      47,075,000
Human Genome Sciences, Inc. (b)                        350,000      53,418,750
Immunex Corporation (b)                                125,000      13,687,500
Medimmune, Inc. (b)                                    400,000      66,350,000
Millennium Pharmaceuticals, Inc. (b)                   200,000      24,400,000
Qiagen NV (b)                                          121,100       9,143,050
                                                                   -----------
                                                                   251,511,800
HEALTHCARE - MEDICAL SUPPLY 0.1%
Advanced Neuromodulation Systems, Inc. (b)             300,000       2,812,500

HEALTHCARE - PRODUCT 0.7%
Sepracor, Inc. (b)                                     225,000      22,317,188

INTERNET - E*COMMERCE 1.4%
DoubleClick, Inc. (b)                                  100,000      25,306,250
Getty Images, Inc. (b)                                 275,000      13,440,625
Scient Corporation (b)                                  97,200       8,401,725
                                                                   -----------
                                                                    47,148,600
INTERNET - INTERNET SERVICE PROVIDER/CONTENT 3.0%
Akamai Technologies, Inc. (b)                           75,000      24,571,875
America Online, Inc. (b)                               150,000      11,315,625
InfoSpace.com, Inc. (b)                                125,000      26,750,000
VerticalNet, Inc. (b)                                  100,000      16,400,000
Yahoo! Inc. (b)                                         50,000      21,634,375
                                                                   -----------
                                                                   100,671,875
INTERNET - NETWORK SECURITY/SOLUTIONS 8.4%
Exodus Communications, Inc. (b)                        450,000      39,965,625
Juniper Networks, Inc. (b)                             220,000      74,800,000
Redback Networks, Inc. (b)                             161,000      28,577,500
Sapient Corporation (b)                                150,000      21,140,625
VeriSign, Inc. (b)                                     600,000     114,562,500
Viant Corporation (b)                                   29,000       2,871,000
                                                                   -----------
                                                                   281,917,250
INTERNET - SOFTWARE 9.4%
Agile Software Corporation (b)                         100,000      21,723,437
Ariba, Inc. (b)                                        275,000      48,778,125
BEA Systems, Inc. (b)                                  550,000      38,465,625
BroadVision, Inc. (b)                                  500,000      85,031,250
CMGI, Inc. (b)                                         100,000      27,687,500
Liberate Technologies (b)                               77,000      19,789,000
Portal Software, Inc. (b)                              125,000      12,859,375
Proxicom, Inc. (b)                                     100,000      12,431,250
Vignette Corporation (b)                               300,000      48,900,000
                                                                   -----------
                                                                   315,665,562
MEDIA - CABLE TV 0.5%
Comcast Corporation Class A                            350,000      17,587,500

MEDIA - RADIO/TV 4.4%
Clear Channel Communications, Inc. (b)                 175,000      15,618,750
Emmis Broadcasting Corporation Class A (b)             450,000      56,088,281
Entercom Communications Corporation (b)                300,000      19,800,000
Radio One, Inc. (b)                                    150,000      13,800,000
Univision Communications, Inc. (b)                     400,000      40,875,000
                                                                   -----------
                                                                   146,182,031
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 0.3%
Murphy Oil Corporation                                 200,000      11,475,000

OIL - NORTH AMERICAN INTEGRATED 0.6%
Kerr McGee Corporation                                 300,000      18,600,000

OIL WELL EQUIPMENT & SERVICE 2.1%
BJ Services Company (b)                                750,000      31,359,375
Cooper Cameron Corporation (b)                         300,000      14,681,250
ENSCO International, Inc.                              775,000      17,728,125
R&B Falcon Corporation (b)                             500,000       6,625,000
                                                                   -----------
                                                                    70,393,750

                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORE 1.9%
Kohl's Corporation (b) (c)                             900,000    $ 64,968,750

RETAIL - DISCOUNT & VARIETY 0.6%
Dollar Tree Stores, Inc. (b)                           400,000      19,375,000

RETAIL - SPECIALTY 3.6%
The Home Depot, Inc.                                 1,050,000      71,990,625
Lowe's Companies, Inc.                                 450,000      26,887,500
Pacific Sunwear of California (b)                      450,000      14,484,375
Tiffany & Company                                      100,000       8,925,000
                                                                   -----------
                                                                   122,287,500
TELECOMMUNICATION EQUIPMENT 15.4%
C-Cor Electronics, Inc. (b)                            150,000      11,493,750
Comverse Technology, Inc. (b)                          150,000      21,712,500
E-Tek Dynamics, Inc. (b)                               475,000      63,946,875
General Instrument Corporation (b)                     150,000      12,750,000
JDS Uniphase Corporation (b)                         1,200,000     193,575,000
Lucent Technologies, Inc.                              250,000      18,703,125
Next Level Communications, Inc. (b)                        700          52,412
Nokia Corporation Sponsored ADR                        219,500      41,705,000
Nortel Networks Corporation                            250,000      25,250,000
Polycom, Inc. (b)                                      125,000       7,960,938
Qualcomm, Inc. (b)                                     500,000      88,125,000
Sycamore Networks, Inc. (b)                            100,000      30,800,000
                                                                   -----------
                                                                   516,074,600
TELECOMMUNICATIONS - CELLULAR 2.1%
Sprint Corporation - PCS Group (b)                     200,000      20,500,000
VoiceStream Wireless Corporation (b)                   350,000      49,809,375
                                                                   -----------
                                                                    70,309,375
TELEPHONE 1.1%
Broadwing, Inc.                                        500,000      18,437,500
Telephone & Data Systems, Inc.                         150,000      18,900,000
                                                                   -----------
                                                                    37,337,500

------------------------------------------------------------------------------
Total Common Stocks (Cost $1,625,796,385)                        3,174,257,669
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.0%
COMMERCIAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%            $    500,000         500,000
Warner Lambert Company, 6.08%                          463,600         463,600
                                                                   -----------
                                                                       963,600
REPURCHASE AGREEMENTS 6.0%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds
  $199,545,719); Collateralized by:
  U.S. Government & Agency Issues (e)              199,500,000     199,500,000

------------------------------------------------------------------------------
Total Short-Term Investments (Cost $200,463,600)                   200,463,600
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $1,826,259,985) 100.6%                                   3,374,721,269
Other Assets and Liabilities, Net (0.6%)                           (21,039,550)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $3,353,681,719
==============================================================================

------------------------------------------------------------------------------
                        STRONG GROWTH FUND (CONTINUED)
------------------------------------------------------------------------------
FUTURES
------------------------------------------------------------------------------

                                                    Underlying
                                        Expiration  Face Amount    Unrealized
                                           Date      at Value     Appreciation
------------------------------------------------------------------------------
Sold:
280 NASDAQ 100 Index                     3/00     $105,117,600         $89,992

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------

                                                       Contracts     Premiums
------------------------------------------------------------------------------
Options outstanding at beginning of year                    --   $          --
Options written during year                             65,265     121,435,816
Options closed                                         (65,263)   (121,435,143)
Options expired                                             --              --
Options exercised                                           (2)           (673)
                                                       -------   -------------
Options outstanding at end of year                          --   $          --
                                                       =======   =============


Closed options resulted in a capital loss of $34,829,080.

------------------------------------------------------------------------------
             STRONG MID CAP DISCIPLINED FUND
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 97.4%
AGRICULTURAL OPERATIONS 1.3%
Fresh Del Monte Produce, Inc. (b)                        8,600       $  77,400

BANK - REGIONAL 1.9%
CCB Financial Corporation                                2,600         113,262

BEVERAGE - SOFT DRINK 1.7%
The Pepsi Bottling Group, Inc.                           5,950          98,547

COMMERCIAL SERVICE 4.4%
MedQuist, Inc. (b)                                       2,300          59,369
True North Communications, Inc.                          2,300         102,781
Valassis Communications, Inc. (b)                        2,400         101,400
                                                                     ---------
                                                                       263,550
COMPUTER - PERIPHERAL EQUIPMENT 1.6%
American Power Conversion Corporation (b)                3,600          94,950

COMPUTER SERVICE 4.6%
Acxiom Corporation (b)                                   4,200         100,800
American Management Systems, Inc. (b)                    3,000          94,125
Shared Medical Systems Corporation                       1,500          76,406
                                                                     ---------
                                                                       271,331
COMPUTER SOFTWARE 5.8%
Parametric Technology Corporation (b)                    2,800          75,775
Rational Software Corporation (b)                        1,500          73,687
Sterling Software, Inc. (b)                              3,825         120,488
Symbol Technologies, Inc.                                1,200          76,275
                                                                     ---------
                                                                       346,225
COSMETIC & PERSONAL CARE 2.9%
Playtex Products, Inc. (b)                              11,190         172,046

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 1.5%
Etec Systems, Inc. (b)                                   2,000          89,750

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 2.3%
Galileo Technology, Ltd. (b)                             2,200          53,075
International Rectifier Corporation (b)                  3,200          83,200
                                                                     ---------
                                                                       136,275

                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
FINANCE - MISCELLANEOUS 2.6%
CompuCredit Corporation (b)                              2,300       $  88,550
Heller Financial, Inc.                                   3,400          68,212
                                                                     ---------
                                                                       156,762
FOOD 2.3%
Flowers Industries, Inc.                                 8,585         136,823

HEALTHCARE - MEDICAL SUPPLY 4.1%
AmeriSource Health Corporation Class A (b)              12,075         183,389
Cardinal Health, Inc.                                    1,200          57,450
                                                                     ---------
                                                                       240,839

HEALTHCARE - PATIENT CARE 3.3%
Omnicare, Inc.                                           4,500          54,000
Renal Care Group, Inc. (b)                               2,900          67,787
Universal Health Services, Inc.
  Class B (b)                                            2,000          72,000
                                                                     ---------
                                                                       193,787
INSURANCE - LIFE 1.9%
Protective Life Corporation                              3,525         112,139

INSURANCE - PROPERTY & CASUALTY 1.2%
Ace, Ltd.                                                4,100          68,419

INTERNET - E*COMMERCE 1.3%
Sterling Commerce, Inc. (b)                              2,300          78,344

MEDIA - CABLE TV 0.5%
Classic Communications, Inc. Class A (b)                   900          32,906

MEDIA - PUBLISHING 3.2%
Houghton Mifflin Company                                 1,400          59,062
Ziff-Davis, Inc. (b)                                     8,300         131,244
                                                                     ---------
                                                                       190,306
MEDIA - RADIO/TV 2.7%
AMFM, Inc. (b)                                           1,575         123,244
Entercom Communications Corporation (b)                    700          46,200
                                                                     ---------
                                                                       169,444
NATURAL GAS DISTRIBUTION 1.4%
El Paso Energy Corporation                               2,200          85,388

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 1.2%
Devon Energy Corporation                                 2,100          69,038

OIL - NORTH AMERICAN INTEGRATED 0.8%
USX-Marathon Group                                       1,900          46,906

OIL WELL EQUIPMENT & SERVICE 6.8%
ENSCO International, Inc.                                2,700          61,762
Nabors Industries, Inc. (b)                              2,450          75,797
Precision Drilling Corporation (b)                       2,600          66,787
Pride International, Inc. (b)                            4,400          64,350
Smith International, Inc. (b)                            1,400          69,563
Weatherford International, Inc. (b)                      1,700          67,894
                                                                     ---------
                                                                       406,153

PAPER & FOREST PRODUCTS 1.4%
Bowater, Inc.                                            1,500          81,469

POLLUTION CONTROL 3.6%
Newpark Resources, Inc. (b)                            115,000          91,875
Republic Services, Inc. (b)                              8,600         123,625
                                                                     ---------
                                                                       215,500
RETAIL - DEPARTMENT STORE 3.8%
Ames Department Stores, Inc. (b)                         3,900         112,369
Family Dollar Stores, Inc.                               6,800         110,925
                                                                     ---------
                                                                       223,294
RETAIL - FOOD CHAIN 2.1%
SUPERVALU, Inc.                                          6,300         126,000

------------------------------------------------------------------------------
             STRONG MID CAP DISCIPLINED FUND (continued)
------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
RETAIL - RESTAURANT 1.3%
Outback Steakhouse, Inc. (b)                                2,900  $    75,219

SAVINGS & LOAN 1.6%
Charter One Financial, Inc.                                 4,947       94,611

SHOE & APPAREL MANUFACTURING 3.4%
Jones Apparel Group, Inc. (b)                               2,600       70,525
Polo Ralph Lauren Corporation (b)                           4,200       71,663
WestPoint Stevens, Inc.                                     3,400       59,500
                                                                     ---------
                                                                       201,688

TELECOMMUNICATION EQUIPMENT 7.0%
Adaptive Broadband Corporation (b)                          1,100       81,194
CIENA Corporation (b)                                       1,400       80,500
Digital Microwave Corporation (b)                           4,000       93,750
ECI Telecom, Ltd.                                           2,400       75,900
Tekelec (b)                                                 3,900       87,750
                                                                     ---------
                                                                       419,094
TELECOMMUNICATIONS - CELLULAR 1.5%
United States Cellular Corporation (b)                        900       90,844

TELECOMMUNICATIONS - SERVICES 8.1%
Broadwing, Inc.                                             3,000      110,625
Clearnet Communications, Inc. Class A (b)                   2,700       92,812
ITC/DeltaCom, Inc. (b)                                      4,300      118,788
Intermedia Communications, Inc. (b)                         2,300       89,269
MediaOne Group, Inc. (b)                                      890       68,363
                                                                     ---------
                                                                       479,857
TRUCKING 2.3%
CNF Transportation, Inc.                                    3,900      134,550

 -----------------------------------------------------------------------------
 Total Common Stocks (Cost $5,206,722)                               5,792,716
 -----------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS (a) 6.9%
 COMMERCIAL PAPER
 INTEREST BEARING, DUE UPON DEMAND
 Pitney Bowes Credit Corporation, 6.10%                  $283,200      283,200
 Warner Lambert Company, 6.08%                            126,300      126,300
 -----------------------------------------------------------------------------
 Total Short-Term Investments (Cost $409,500)                          409,500
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
 Total Investments in Securities
 (Cost $5,616,222) 104.3%                                            6,202,216
 Other Assets and Liabilities,
   Net (4.3%)                                                         (257,604)
 -----------------------------------------------------------------------------
 Net Assets 100.0%                                                  $5,944,612

 =============================================================================

 ------------------------------------------------------------------------------
                  STRONG MID CAP GROWTH FUND
 ------------------------------------------------------------------------------
                                                          Shares or
                                                          Principal      Value
                                                           Amount      (Note 2)
 ------------------------------------------------------------------------------
COMMON STOCKS 101.4%
BROKERAGE & INVESTMENT MANAGEMENT 4.5%
Donaldson, Lufkin & Jenrette, Inc.                      12,500      $  604,688
Kansas City Southern Industries, Inc.                    9,500         708,938
Knight/Trimark Group, Inc. Class A (b)                  14,000         644,000
Lehman Brothers Holdings, Inc.                          11,500         973,906
                                                                     ---------
                                                                     2,931,532
COMPUTER - PERIPHERAL EQUIPMENT 1.9%
Network Appliance, Inc. (b)                              5,000         415,313
SanDisk Corporation (b)                                  8,500         818,125
                                                                     ---------
                                                                     1,233,438
COMPUTER SOFTWARE 20.5%
Aspect Development, Inc. (b)                            11,500         787,750
Brocade Communications Systems, Inc. (b)                 6,000       1,062,000
Business Objects SA Sponsored ADR (b)                    2,600         347,425
Check Point Software Technologies, Ltd (b)               6,000       1,192,500

                                                                     ---------
Citrix Systems, Inc. (b)                                 5,000         615,000
J.D. Edwards & Company (b)                              23,800         711,025

                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
Electronic Arts, Inc. (b)                                5,500      $  462,000
Entrust Technologies, Inc. (b)                          12,000         719,250
Extreme Networks, Inc. (b)                               7,500         626,250
Finisar Corporation (b)                                  7,500         674,062
Foundry Networks, Inc. (b)                               2,500         754,219
Intuit, Inc. (b)                                         9,000         539,438
MicroStrategy, Inc. (b)                                  4,000         840,000
Parametric Technology Corporation (b)                   10,000         270,625
PeopleSoft, Inc. (b)                                    28,500         607,407
SCM Microsystems, Inc. (b)                               6,100         390,019
Siebel Systems, Inc. (b)                                 4,800         403,200
Sybase, Inc. (b)                                        19,000         323,000
Veritas Software Corporation (b)                         9,300       1,331,063
Verity, Inc. (b)                                        18,500         787,407
                                                                     ---------
                                                                    13,443,640
COMPUTER SYSTEMS 1.1%
VA Linux Systems, Inc. (b)                               3,500         723,188

ELECTRONIC INSTRUMENTATION 1.7%
PE Corporation-PE Biosystems Group                       9,400       1,130,938

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 3.1%
ASM Lithography Holding NV (b)                           5,500         625,625
Credence Systems Corporation (b) (g)                     9,500         821,750
Lam Research Corporation (b) (g)                         5,000         557,812
                                                                     ---------
                                                                     2,005,187
ELECTRONICS - SEMICONDUCTOR MANUFACTURING 7.4%
Applied Micro Circuits Corporation (b)                   5,600         712,600
Conexant Systems, Inc. (b)                               9,500         630,562
Genesis Microchip, Inc. (b)                             33,000         697,125
HI/FN, Inc. (b)                                         13,000         503,750
PMC-Sierra, Inc. (b) (g)                                 3,100         496,969
Triquint Semiconductor, Inc. (b)                         7,000         778,750
Vitesse Semiconductor Corporation (b)                   19,500       1,022,531
                                                                     ---------
                                                                     4,842,287
HEALTHCARE - BIOMEDICAL/GENETIC 3.8%
Genzyme Corporation (b)                                 11,500         517,500
Immunex Corporation (b)                                  4,500         492,750
Medimmune, Inc. (b) (g)                                  6,500       1,078,187
Millennium Pharmaceuticals, Inc. (b)                     3,000         366,000
                                                                     ---------
                                                                     2,454,437
HEALTHCARE - INSTRUMENTATION 1.7%
Affymetrix, Inc. (b) (g)                                 6,600       1,119,937

HEALTHCARE - PATIENT CARE 2.6%
Health Management Associates, Inc.
  Class A (b)                                           40,000         535,000
Omnicare, Inc.                                          44,000         528,000
Tenet Healthcare Corporation (b)                        28,000         658,000
                                                                     ---------
                                                                     1,721,000

HEALTHCARE - PRODUCT 1.4%
Sepracor, Inc. (b)                                       9,500         942,281

INTERNET - E*COMMERCE 3.7%
DoubleClick, Inc. (b)                                    2,500         632,656
Internet Capital Group, Inc. (b) (g)                     7,800       1,326,000
PurchasePro.com, Inc. (b)                                3,500         481,250
                                                                     ---------
                                                                     2,439,906
INTERNET - INTERNET SERVICE PROVIDER/CONTENT 6.8%
Akamai Technologies, Inc. (b)                            2,000         655,250
CNET, Inc. (b)                                          10,500         595,875
MP3.com, Inc. (b)                                       20,500         649,594
USinternetworking, Inc. (b)                             23,250       1,624,593
VerticalNet, Inc. (b)                                    5,700         934,800
                                                                     ---------
                                                                     4,460,112
INTERNET - NETWORK SECURITY/SOLUTIONS 12.3%
CacheFlow, Inc. (b)                                      4,300         561,956
Exodus Communications, Inc. (b)                         13,000       1,154,562
Juniper Networks, Inc. (b) (g)                           3,700       1,258,000

------------------------------------------------------------------------------
               STRONG MID CAP GROWTH FUND (continued)
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
Open Market, Inc. (b)                                      15,000 $    676,875
Redback Networks, Inc. (b) (g)                              6,000    1,065,000
Sapient Corporation (b) (g)                                10,000    1,409,375
VeriSign, Inc. (b) (g)                                      6,000    1,145,625
Viant Corporation (b)                                       7,700      762,300
                                                                   -----------
                                                                     8,033,693
INTERNET - SOFTWARE 11.1%
Ariba, Inc. (b) (g)                                         3,200      567,600
BEA Systems, Inc. (b)                                       5,500      384,656
CMGI, Inc. (b) (g)                                          3,700    1,024,437
F5 Networks, Inc. (b)                                       5,000      570,000
FreeMarkets, Inc. (b)                                       1,900      648,493
Media Metrix, Inc. (b)                                     21,500      768,625
Portal Software, Inc. (b)                                   7,000      720,125
Proxicom, Inc. (b)                                          7,500      932,344
Vignette Corporation (b)                                    6,000      978,000
WebTrends Corporation (b)                                   7,500      607,500
                                                                   -----------
                                                                     7,201,780
LEISURE PRODUCT 1.0%
Harley-Davidson, Inc.                                      10,000      640,625

MEDIA - RADIO/TV 1.0%
Westwood One, Inc. (b) (g)                                  9,000      684,000

OIL WELL EQUIPMENT & SERVICE 7.5%
BJ Services Company (b)                                    19,000      794,437
Cooper Cameron Corporation (b)                             16,500      807,469
ENSCO International, Inc.                                  42,000      960,750
Noble Drilling Corporation (b)                             39,000    1,277,250
Smith International, Inc. (b)                              21,500    1,068,281
                                                                   -----------
                                                                     4,908,187
PRECIOUS METAL/GEM/STONE 0.8%
Newmont Mining Company                                     22,500      551,250

RETAIL - SPECIALTY 0.6%
Tiffany & Company                                           4,500      401,625

TELECOMMUNICATION EQUIPMENT 6.9%
E-Tek Dynamics, Inc. (b) (g)                               11,500    1,548,187
General Instrument Corporation (b)                         11,000      935,000
Harmonic, Inc. (b)                                          6,500      617,094
JDS Uniphase Corporation (b) (g)                            5,900      951,744
Next Level Communications, Inc. (b)                         6,000      449,250
                                                                   -----------
                                                                     4,501,275

------------------------------------------------------------------------------
Total Common Stocks (Cost $42,714,673)                              66,370,318
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.3%
COMMERCIAL PAPER 4.1%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                $   507,700      507,700
Warner Lambert Company, 6.08%                           2,188,900    2,188,900
                                                                   -----------
                                                                     2,696,600
REPURCHASE AGREEMENTS 3.2%
Barclays Capital, Inc. (Dated 12/31/99),
  2.85%, Due 1/03/00 (Repurchase proceeds
  $2,100,499); Collateralized by:
  United States Treasury Bonds (e)                      2,100,000    2,100,000

------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,796,600)                       4,796,600
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $47,511,273) 108.7%                                         71,166,918
Other Assets and Liabilities, Net (8.7%)                            (5,736,382)
------------------------------------------------------------------------------
Net Assets 100.0%                                                  $65,430,536
==============================================================================



WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------

                                                        Contracts   Premiums
------------------------------------------------------------------------------

Options outstanding at beginning of year                       --  $       --
Options written during the year                            10,206   19,333,965
Options closed                                             (9,446) (17,059,261)
Options expired                                                --           --
Options exercised                                             (12)     (56,447)
                                                      -----------  -----------
                                                               --           --
Options outstanding at end of year                            748  $ 2,218,257
                                                      ===========  ===========


Closed and exercised options resulted in a capital loss of $5,749,306.

WRITTEN OPTIONS DETAIL
-----------------------------------------------------------------------------
                                                          Contracts
                                                         (100 shares    Value
                                                        per contract) (Note 2)
-----------------------------------------------------------------------------
Affymetrix, Inc.
  Calls: (Strike price is $140. Expiration Date is
  1/21/00. Premium received $290,192.)                 66         ($  245,850)
Ariba, Inc.
  Calls: (Strike price is $150. Expiration Date is
  1/21/00. Premium received $81,187.)                  20             (75,500)
CMGI, Inc.
  Calls: (Strike price is $240. Expiration Date is
  1/21/00. Premium received $172,883.)                 37            (181,300)
Credence Systems Corporation
  Calls: (Strike price is $70. Expiration Date is
  1/21/00. Premium received $67,363.)                  45             (77,062)
E-Tek Dynamics, Inc.
  Calls: (Strike price is $90. Expiration Date is
  1/21/00. Premium received $227,015.)                 55            (259,875)
  Calls: (Strike price is $100. Expiration Date is
  1/21/00. Premium received $197,063.)                 60            (228,000)
Internet Capital Group, Inc.
  Calls: (Strike price is $140. Expiration Date is
  1/21/00. Premium received $127,376.)                 40            (150,500)
JDS Uniphase Corporation
  Calls: (Strike price is $145. Expiration Date is
  1/21/00. Premium received $50,587.)                  29             (65,250)
Juniper Networks, Inc.
  Calls: (Strike price is $280. Expiration Date is
  1/21/00. Premium received $134,186.)                 20            (151,750)
Lam Research Corporation
  Calls: (Strike price is $95. Expiration Date is
  1/21/00. Premium received $79,222.)                  50             (90,000)
Medimmune, Inc.
  Calls: (Strike price is $145. Expiration Date is
  1/21/00. Premium received $79,080.)                  35             (81,813)
PMC-Sierra, Inc.
  Calls: (Strike price is $140. Expiration Date is
  1/21/00. Premium received $77,404.)                  31             (78,275)
Redback Networks, Inc.
  Calls: (Strike price is $160. Expiration Date is
  1/21/00. Premium received $161,315.)                 60            (146,250)
Sapient Corporation
  Calls: (Strike price is $110. Expiration Date is
  1/21/00. Premium received $121,096.)                 50            (164,375)
VeriSign, Inc.
  Calls: (Strike price is $160. Expiration Date is
  1/21/00. Premium received $233,312.)                 60            (234,750)
Westwood One, Inc.
  Calls: (Strike price is $60. Expiration Date iS
  1/21/00. Premium received $118,976.)                 90             (145,125)
                                                      ---          -----------

                                                      748          ($2,375,675)
                                                      ===          ===========

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1999
------------------------------------------------------------------------------
                      STRONG OPPORTUNITY FUND
------------------------------------------------------------------------------

                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 89.2%
AEROSPACE & DEFENSE 0.8%
Northrop Grumman Corporation                              361,000 $ 19,516,563

AIRLINE 0.2%
Air New Zealand, Ltd. Class B                           2,892,000    4,236,664

AUTOMOBILE 1.2%
Ford Motor Company                                        548,100   29,289,094

BANK - MONEY CENTER 1.5%
Bank of America Corporation                               600,000   30,112,500
The Bank of Tokyo - Mitsubishi                            185,000    2,577,439
Sakura Bank, Ltd.                                         432,000    2,502,143
Sanwa Bank, Ltd.                                          220,000    2,675,472
                                                                   -----------
                                                                    37,867,554
BANK - SUPER REGIONAL 2.4%
Mellon Financial Corporation                              810,000   27,590,625
Wells Fargo Company                                       850,000   34,371,875
                                                                   -----------
                                                                    61,962,500
BEVERAGE - SOFT DRINK 2.2%
The Pepsi Bottling Group, Inc.                          1,670,700   27,670,969
Whitman Corporation                                     2,050,000   27,546,875
                                                                   -----------
                                                                    55,217,844
CHEMICAL - SPECIALTY 2.2%
Air Products & Chemicals, Inc.                            110,200    3,698,588
Praxair, Inc.                                             453,000   22,791,562
Solutia, Inc.                                           1,870,000   28,868,125
                                                                   -----------
                                                                    55,358,275
COMPUTER - MANUFACTURERS 2.6%
Compaq Computer Corporation                               960,000   25,980,000
Sun Microsystems, Inc. (b)                                510,000   39,493,125
                                                                   -----------
                                                                    65,473,125
COMPUTER - PERIPHERAL EQUIPMENT 4.4%
American Power Conversion
  Corporation (b)                                       1,788,500   47,171,688
Quantum Corporation - DLT & Storage
  Systems (b)                                           1,025,000   15,503,125
Seagate Technology, Inc. (b)                            1,063,000   49,495,937
                                                                   -----------
                                                                   112,170,750
COMPUTER SOFTWARE 5.7%
Cadence Design Systems, Inc. (b)                        1,495,000   35,880,000
Keane, Inc. (b)                                         1,215,000   38,576,250
Oracle Systems Corporation (b)                            357,000   40,006,312
Parametric Technology Corporation (b)                   1,109,000   30,012,313
                                                                   -----------
                                                                   144,474,875
CONGLOMERATE 0.1%
Marubeni Corporation                                      650,000    2,728,207

CONSUMER - MISCELLANEOUS 0.2%
Canon, Inc.                                               106,000    4,210,547

DIVERSIFIED OPERATIONS 0.6%
Invensys PLC                                            2,230,000   12,156,426
Itochu Corporation (b)                                    720,000    3,585,559
                                                                   -----------
                                                                    15,741,985
ELECTRIC POWER 1.1%
NiSource, Inc.                                          1,501,100   26,832,162

ELECTRICAL EQUIPMENT 2.7%
W.W. Grainger, Inc.                                       730,000   34,903,125
Parker-Hannifin Corporation                               655,000   33,609,688
                                                                   -----------
                                                                    68,512,813
ELECTRONIC PARTS DISTRIBUTION 1.6%
Avnet, Inc.                                               680,000   41,140,000

ELECTRONIC PRODUCTS - MISCELLANEOUS 3.6%
AVX Corporation                                           802,000  $40,049,875
General Motors Corporation Class H (b)                    470,000   45,120,000
Hitachi, Ltd.                                             360,000    5,776,343
                                                                   -----------
                                                                    90,946,218
ELECTRONICS - SEMICONDUCTOR MANUFACTURING 2.5%
Micron Technology, Inc. (b) (g)                           460,000   35,765,000
Texas Instruments, Inc.                                   295,000   28,578,125
                                                                   -----------
                                                                    64,343,125
FOOD 1.2%
H.J. Heinz Company                                        785,000   31,252,812

HEALTHCARE - DRUG/DIVERSIFIED 1.2%
Alza Corporation (b)                                      830,200   28,745,675
Watson Pharmaceuticals, Inc. (b)                           16,100      576,581
                                                                   -----------
                                                                    29,322,256
HEALTHCARE - MEDICAL SUPPLY 1.2%
Sybron International Corporation (b)                     1,230,000   30,365,625

HEALTHCARE - PATIENT CARE 3.0%
Columbia/HCA Healthcare Corporation                      1,010,000   29,605,625
HEALTHSOUTH Corporation (b)                              3,395,200   18,249,200
United Healthcare Corporation                              540,000   28,687,500
                                                                    -----------
                                                                     76,542,325
HOUSEHOLD APPLIANCES & FURNISHINGS 2.5%
Illinois Tool Works, Inc.                                 580,000   39,186,250
Leggett & Platt, Inc.                                   1,132,000   24,267,250
                                                                   -----------
                                                                    63,453,500
INSURANCE - ACCIDENT & HEALTH 1.2%
CIGNA Corporation                                         385,000   31,016,562

INSURANCE - PROPERTY & CASUALTY 3.5%
Ace, Ltd.                                               1,150,000   19,190,625
The Allstate Corporation                                1,165,000   27,960,000
American International Group, Inc.                        381,250   41,222,656
                                                                   -----------
                                                                    88,373,281
INTERNET - INTERNET SERVICE PROVIDER/CONTENT 2.6%
CNET, Inc. (b)                                            200,000   11,350,000
go.com (b)                                              1,301,200   30,984,825
Lycos, Inc. (b)                                           187,400   14,910,012
NBC Internet, Inc. (b)                                    128,200    9,903,450
                                                                   -----------
                                                                    67,148,287
LEISURE SERVICE 2.0%
The Walt Disney Company                                 1,150,000   33,637,500
Gaylord Entertainment Company                             590,800   17,687,075
                                                                   -----------
                                                                    51,324,575
MEDIA - CABLE TV 3.0%
Comcast Corporation Class A                               745,200   37,446,300
Cox Communications, Inc. Class A (b)                      790,000   40,685,000
                                                                   -----------
                                                                    78,131,300
MEDIA - PUBLISHING 1.2%
The E.W. Scripps Company Class A                          660,200   29,585,212

MEDIA - RADIO/TV 2.1%
AT&T Corporation-Liberty Media Group
  Class A (b)                                             970,000   55,047,500

NATURAL GAS DISTRIBUTION 1.5%
Enron Corporation                                         845,000   37,496,875

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 3.1%
Apache Corporation                                        800,000   29,550,000
Barrett Resources Corporation (b)                         770,000   22,666,875
Devon Energy Corporation                                  870,000   28,601,250
                                                                   -----------
                                                                    80,818,125

------------------------------------------------------------------------------
               STRONG OPPORTUNITY FUND (continued)
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
OIL - NORTH AMERICAN INTEGRATED 1.2%
Unocal Corporation                                     940,000   $  31,548,750

OIL WELL EQUIPMENT & SERVICE 4.2%
Baker Hughes, Inc.                                   1,481,300      31,199,881
Cooper Cameron Corporation (b)                         695,000      34,011,562
Weatherford International, Inc. (b)                  1,013,600      40,480,650
                                                                   -----------
                                                                   105,692,093
PAPER & FOREST PRODUCTS 1.4%
The Mead Corporation                                   805,000      34,967,188

REAL ESTATE 1.1%
ProLogis Trust                                       1,450,000      27,912,500

RETAIL - FOOD CHAIN 1.3%
Albertson's, Inc.                                    1,020,000      32,895,000

RETAIL - MAJOR CHAIN 0.9%
The Daiei, Inc. (b)                                    575,000       2,278,397
Kmart Corporation (b)                                1,635,000      16,452,188
Sears Canada, Inc.                                     141,900       3,929,387
                                                                   -----------
                                                                    22,659,972
RETAIL - SPECIALTY 1.8%
Nordstrom, Inc.                                      1,422,800      37,259,575
Office Depot, Inc. (b)                                 732,500       8,011,719
                                                                   -----------
                                                                    45,271,294
TELECOMMUNICATION EQUIPMENT 2.4%
Corning, Inc.                                          465,000      59,955,938

TELECOMMUNICATIONS - CELLULAR 5.9%
Omnipoint Corporation (b)                              600,000      72,375,000
United States Cellular Corporation (b)                 440,000      44,412,500
Vodafone AirTouch PLC Sponsored ADR                    670,500      33,189,750
                                                                   -----------
                                                                   149,977,250
TELECOMMUNICATIONS - SERVICES 4.1%
AT&T Corporation                                       243,100      12,337,325
Global TeleSystems Group, Inc. (b)                     835,400      28,925,725
Infonet Services Corporation (b)                       120,500       3,163,125
MediaOne Group, Inc. (b)                               640,000      49,160,000
Nippon Telegraph & Telephone Corporation                   540       9,245,671
                                                                   -----------
                                                                   102,831,846

------------------------------------------------------------------------------
Total Common Stocks (Cost $1,526,682,505)                        2,263,612,367
------------------------------------------------------------------------------

CONVERTIBLE BONDS 0.0%
Capital Properties New Zealand, Ltd.
  Capital Notes, 8.50%, Due 4/15/05                    866,303 NZD     412,457

------------------------------------------------------------------------------
Total Convertible Bonds (Cost $770,394)                                412,457
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 10.9%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                 $463,000        463,000
Warner Lambert Company, 6.08%                           460,000        460,000
Wisconsin Electric Power Company, 6.04%                 486,500        486,500
                                                                   -----------
                                                                     1,409,500

REPURCHASE AGREEMENTS 10.8%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds
  $274,062,792); Collateralized by:
  U.S. Government & Agency Issues (e)                 274,000,000   274,000,000

UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bills,
  Due 2/03/00                                             995,746      995,694

------------------------------------------------------------------------------
Total Short-Term Investments
(Cost $276,405,246)                                                276,405,194
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $1,803,858,145) 100.1%                                   2,540,430,018
Other Assets and Liabilities, Net (0.1%)                            (3,278,873)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                2,537,151,145
==============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                            Contracts  Premiums
------------------------------------------------------------------------------

Options outstanding at beginning of year                        --          --
Options written during the year                                480     550,492
Options closed                                                  --          --
Options expired                                                 --          --
Options exercised                                             (100)    (22,199)
                                                               ---    --------
Options outstanding at end of year                             380    $528,293
                                                               ===    ========

WRITTEN OPTIONS DETAIL
------------------------------------------------------------------------------
                                                         Contracts
                                                      (100 shares per   Value
                                                         contract)    (Note 2)
------------------------------------------------------------------------------

Micron Technology, Inc.
  Calls: (Strike price is $75.
  Expiration date is
  1/21/00. Premium received is $528,293.)                     380    ($242,250)


------------------------------------------------------------------------------
             STRONG STRATEGIC GROWTH FUND
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 92.1%
AEROSPACE & DEFENSE 1.6%
United Technologies Corporation                             1,200     $ 78,000

BANK - MONEY CENTER 2.6%
Citigroup, Inc.                                             2,300      127,794

BANK - SUPER REGIONAL 1.5%
The Bank of New York Company, Inc.                          1,800       72,000

BEVERAGE - ALCOHOLIC 1.2%
Anheuser-Busch Companies, Inc.                                800       56,700

COMMERCIAL SERVICE 3.9%
MedQuist, Inc. (b)                                          1,400       36,137
Sykes Enterprises, Inc. (b)                                 3,440      150,930
                                                                   -----------
                                                                       187,067
COMPUTER - MAINFRAME 2.2%
Sun Microsystems, Inc. (b)                                  1,400      108,412

COMPUTER - PERIPHERAL EQUIPMENT 2.4%
Lexmark International Group, Inc. Class A (b)                 700       63,350
Zebra Technologies Corporation (b)                            900       52,650
                                                                   -----------
                                                                       116,000
COMPUTER SERVICE 1.7%
Automatic Data Processing, Inc.                             1,500       80,813

------------------------------------------------------------------------------
             STRONG STRATEGIC GROWTH FUND (continued)
------------------------------------------------------------------------------
                                                         Shares or
                                                         Principal      Value
                                                          Amount      (Note 2)
------------------------------------------------------------------------------
COMPUTER SOFTWARE 16.1%
Ardent Software, Inc. (b)                                   1,800    $  70,200
BMC Software, Inc. (b)                                      1,500      119,906
Cisco Systems, Inc. (b)                                     1,200      128,550
Citrix Systems, Inc. (b)                                      500       61,500
Microsoft Corporation (b)                                   1,500      175,125
Oracle Systems Corporation (b)                                900      100,856
SERENA Software, Inc. (b)                                   2,300       71,156
Symantec Corporation (b)                                      900       52,763
                                                                   -----------
                                                                       780,056
ELECTRICAL EQUIPMENT 2.8%
Emerson Electric Company                                    1,400       80,325
Honeywell International, Inc.                                 937       54,053
                                                                   -----------
                                                                       134,378
ELECTRONICS - SEMICONDUCTOR
  Manufacturing 5.4%
Intel Corporation                                             900       74,081
Telcom Semiconductor, Inc. (b)                              4,400       92,400
Texas Instruments, Inc.                                     1,000       96,875
                                                                   -----------
                                                                       263,356
FINANCE - MISCELLANEOUS 1.7%
American Express Company                                      500       83,125

HEALTHCARE - BIOMEDICAL/GENETIC 1.2%
Biogen, Inc. (b)                                              700       59,150

HEALTHCARE - DRUG/DIVERSIFIED 6.8%
Johnson & Johnson                                             800       74,500
Jones Medical Industries, Inc.                              1,500       65,156
Merck & Company, Inc.                                       1,100       73,769
Warner-Lambert Company                                      1,400      114,712
                                                                   -----------
                                                                       328,137
HEALTHCARE - MEDICAL SUPPLY 1.0%
Wesley Jessen VisionCare, Inc. (b)                          1,300       49,238

INSURANCE - PROPERTY & CASUALTY 1.9%
American International Group, Inc.                            875       94,609

MEDIA - CABLE TV 2.0%
Adelphia Communications Corporation
  Class A (b)                                               1,500       98,438

MEDIA - RADIO/TV 1.8%
Clear Channel Communications, Inc. (b)                      1,000       89,250

METALS & MINING 1.5%
Alcoa, Inc.                                                   900       74,700

MORTGAGE & RELATED SERVICE 1.0%
Federal National Mortgage Association                         800       49,950

NATURAL GAS DISTRIBUTION 1.5%
Enron Corporation                                           1,600       71,000

OIL - INTERNATIONAL INTEGRATED 1.7%
Exxon Mobil Corporation                                     1,000       80,563

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 0.6%
Devon Energy Corporation                                    1,000       32,875

OIL WELL EQUIPMENT & SERVICE 1.7%
Schlumberger, Ltd.                                          1,300       73,125
Transocean Sedco Forex, Inc.                                  251        8,456
                                                                   -----------
                                                                        81,581
PAPER & FOREST PRODUCTS 1.3%
International Paper Company                                 1,100       62,081

PERSONAL & COMMERCIAL LENDING 1.1%
The CIT Group, Inc. Class A                                 2,485       52,496

POLLUTION CONTROL 1.4%
Republic Services, Inc. (b)                                 4,600    $  66,125

RETAIL - DRUG STORE 1.2%
CVS Corporation                                             1,500       59,906

RETAIL - FOOD CHAIN 3.5%
Safeway, Inc. (b)                                           3,400      120,912
U.S. Foodservice (b)                                        2,800       46,900
                                                                   -----------
                                                                       167,812
RETAIL - MAJOR CHAIN 3.2%
Dayton Hudson Corporation                                     900       66,094
Wal-Mart Stores, Inc.                                       1,300       89,862
                                                                   -----------
                                                                       155,956
RETAIL - SPECIALTY 3.1%
Global Imaging Systems, Inc. (b)                            4,700       57,575
The Home Depot, Inc.                                        1,350       92,559
                                                                   -----------
                                                                       150,134
SOAP & CLEANING PREPARATION 1.5%
Colgate Palmolive Company                                   1,100       71,500

TELECOMMUNICATION EQUIPMENT 4.2%
Motorola, Inc.                                                500       73,625
Nortel Networks Corporation                                 1,300      131,300
                                                                   -----------
                                                                       204,925
TELECOMMUNICATIONS - SERVICES 4.9%
Bell Atlantic Corporation                                   1,100       67,719
MCI WorldCom, Inc. (b)                                      1,050       55,716
MediaOne Group, Inc. (b)                                    1,500      115,219
                                                                   -----------
                                                                       238,654
TRANSPORTATION SERVICE 0.9%
C.H. Robinson Worldwide, Inc.                               1,100       43,725

------------------------------------------------------------------------------
Total Common Stocks (Cost $3,438,935)                                4,470,506
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.3%
COMMERCIAL PAPER
INTEREST BEARING, DUE DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                   $211,200      211,200
Warner Lambert Company, 6.08%                             139,700      139,700
Wisconsin Electric Power Company, 6.04%                       900          900

------------------------------------------------------------------------------
Total Short-Term Investments
  (Cost $351,800)                                                      351,800
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $3,790,735) 99.4%                                            4,822,306
Other Assets and Liabilities, Net 0.6%                                  29,636
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $4,851,942
==============================================================================

LEGEND
------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.

(b) Non-income producing security.

(c) All or a portion of security pledged to cover margin requirements for futures contracts.

(d) Restricted security.

(e) See Note 2(I) of Notes to Financial Statements.

(f) Affiliated issuer. (See Note 7 of Notes to Financial Statements.)

(g) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
--------------------------------------------------------------
NZD  New Zealand Dollar

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------------------------------------------------------
December 31, 1999
                                                                            (In Thousands, Except Per Share Amounts)
                                                                      Strong                                         Strong
                                                                      Common         Strong          Strong          Mid Cap
                                                                    Stock Fund   Discovery Fund    Growth Fund  Disciplined Fund
                                                                    ----------   --------------    -----------  ----------------
ASSETS:
   Investments in Securities, at Value
      Unaffiliated Issuers (Cost of $1,283,852, $120,547,
      $1,826,260 and $5,616, respectively)                          $1,732,229      $167,807        $3,374,721       $6,202
      Affiliated Issuers (Cost of $7,826, $5,843, $0 and $0,
      respectively)                                                     12,516         5,365                --           --
   Receivable for Securities Sold                                        4,606        20,512            24,596           60
   Receivable for Fund Shares Sold                                          73             2               637           --
   Dividends and Interest Receivable                                     1,108            40               258            4
   Other Assets                                                             61            19               209            9
                                                                    ----------      --------        ----------       ------
   Total Assets                                                      1,750,593       193,745         3,400,421        6,275

LIABILITIES:
   Payable for Securities Purchased                                     17,320           213            46,028          322
   Short-Term Borrowings on Line of Credit                                  --         6,000                --           --
   Payable for Fund Shares Redeemed                                         20            39               433           --
   Accrued Operating Expenses and Other Liabilities                        172            47               278            8
                                                                    ----------      --------        ----------       ------
   Total Liabilities                                                    17,512         6,299            46,739          330
                                                                    ----------      --------        ----------       ------
NET ASSETS                                                          $1,733,081      $187,446        $3,353,682       $5,945
                                                                    ==========      ========        ==========       ======
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                    $1,199,873      $170,640        $1,688,704       $5,000
   Accumulated Net Investment Loss                                          --          (182)               --           --
   Accumulated Net Realized Gain (Loss)                                 80,305       (29,794)          116,427          359
   Net Unrealized Appreciation                                         452,903        46,782         1,548,551          586
                                                                    ----------      --------        ----------       ------
   Net Assets                                                       $1,733,081      $187,446        $3,353,682       $5,945
                                                                    ==========      ========        ==========       ======
Capital Shares Outstanding (Unlimited Number Authorized)                68,748        10,057            94,050          440

NET ASSET VALUE PER SHARE                                               $25.21        $18.64            $35.66       $13.52
                                                                    ==========      ========        ==========       ======


                                                                                     Strong          Strong          Strong
                                                                                     Mid Cap       Opportunity      Strategic
                                                                                   Growth Fund        Fund         Growth Fund
                                                                                   -----------        ----         -----------
ASSETS:
   Investments in Securities, at Value
      (Including Repurchase Agreements of
      $2,100, $274,000 and $0, respectively)
      (Cost of $47,511, $1,803,858 and $3,791, respectively)                         $71,167       $2,540,430        $4,822
   Receivable for Securities Sold                                                        950            9,483           398
   Receivable for Fund Shares Sold                                                        97              810             1
   Dividends and Interest Receivable                                                      11            1,634             3
   Other Assets                                                                           25               90             7
                                                                                     -------       ----------       -------
   Total Assets                                                                       72,250        2,552,447         5,231

LIABILITIES:
   Payable for Securities Purchased                                                    4,407           14,718           372
   Written Options, at Value
      (Premiums Received of $2,218, $528 and $0, respectively)                         2,376              242            --
   Payable for Fund Shares Redeemed                                                       --               96            --
   Accrued Operating Expenses and Other Liabilities                                       37              240             7
                                                                                     -------       ----------       -------
   Total Liabilities                                                                   6,820           15,296           379
                                                                                     -------       ----------       -------
NET ASSETS                                                                           $65,430       $2,537,151        $4,852
                                                                                     =======       ==========       =======
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                     $40,711       $1,731,416        $3,756
   Undistributed Net Investment Income                                                    --              154            --
   Undistributed Net Realized Gain                                                     1,221           68,720            64
   Net Unrealized Appreciation                                                        23,498          736,861         1,032
                                                                                     -------       ----------       -------
   Net Assets                                                                        $65,430       $2,537,151        $4,852
                                                                                     =======       ==========       =======
Capital Shares Outstanding (Unlimited Number Authorized)                               2,814           56,775           350

NET ASSET VALUE PER SHARE                                                             $23.25           $44.69        $13.85
                                                                                     =======       ==========       =======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended December 31, 1999

                                                                                 (In Thousands)



                                        Strong     Strong      Strong    Strong Mid Cap     Strong        Strong       Strong
                                        Common    Discovery    Growth      Disciplined      Mid Cap     Opportunity   Strategic
                                      Stock Fund    Fund        Fund          Fund        Growth Fund      Fund      Growth Fund
                                      ----------    ----        ----          ----        -----------      ----      -----------
INCOME:
   Dividends (net of foreign
      withholding taxes of $34, $7,
      $0, $0, $0, $28 and $0,
      respectively)                  $    9,026   $  1,228    $   3,300      $  33        $      54     $  19,347     $    21
   Interest                               7,162        369        7,102         19              107        11,043          13
                                     ----------   --------    ---------     ------        ---------      --------      ------
   Total Income                          16,188      1,597       10,402         52              161        30,390          34
                                     ----------   --------    ---------     ------        ---------      --------      ------
EXPENSES:
   Investment Advisory Fees              14,472      2,300       21,857         48              323        21,886          37
   Custodian Fees                           109         44          100         14               21           123           3
   Shareholder Servicing Costs            2,011        664        4,131         12               85         3,304          15
   Professional Fees                         53         37           97         10               15            58          12
   Reports to Shareholders                  312        142          640         11               18           584           3
   Federal and State Registration
   Fees                                      32         31           41         35               29            58          17
   Other                                     66         43          168          4               14            91           3
                                     ----------   --------    ---------     ------        ---------      --------      ------
   Total Expenses before Waivers,
      Absorptions and Fees Paid
      Indirectly by Advisor              17,055      3,261       27,034        134              505        26,104          90
   Involuntary Expense Waivers
      and Absorptions by Advisor             --         --           --        (38)              --            --         (16)
   Fees Paid Indirectly by Advisor
      (Note 3)                              (83)       (18)          --         --               --           (43)         --
                                     ----------   --------    ---------     ------        ---------      --------      ------
   Expenses, Net                         16,972      3,243       27,034         96              505        26,061          74
                                     ----------   --------    ---------     ------        ---------      --------      ------
NET INVESTMENT INCOME (LOSS)               (784)    (1,646)     (16,632)       (44)            (344)        4,329         (40)

REALIZED AND UNREALIZED
  GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                       290,206    (10,227)     522,871        404           12,277       344,219         428
      Futures Contracts and Options      (4,670)    (8,683)     (35,463)        (1)          (5,776)       (2,664)         --
      Foreign Currencies                     --         --           --         --               --             3          --
                                     ----------   --------    ---------     ------        ---------      --------      ------
      Net Realized Gain (Loss)          285,536    (18,910)     487,408        403            6,501       341,558         428
   Net Change in Unrealized
      Appreciation/Depreciation on:
      Investments                       223,123     17,006      953,255        586           19,519       293,806         633
      Futures Contracts and Options          19       (438)          90         --             (158)         (262)         --
      Foreign Currencies                     (1)        --           --         --               --            (1)         --
                                     ----------   --------    ---------     ------        ---------      --------      ------
   Net Change in Unrealized
      Appreciation/Depreciation         223,141     16,568      953,345        586           19,361       293,543         633
                                     ----------   --------    ---------     ------        ---------      --------      ------
NET GAIN (LOSS) ON INVESTMENTS          508,677     (2,342)   1,440,753        989           25,862       635,101       1,061
                                     ----------   --------    ---------     ------        ---------      --------      ------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                      $507,893  ($  3,988)  $1,424,121       $945          $25,518      $639,430      $1,021
                                     ==========   ========    =========     ======        =========      ========      ======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                               STRONG COMMON STOCK FUND                STRONG DISCOVERY FUND
                                                               ------------------------                ---------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Dec. 31, 1999     Dec. 31, 1998       Dec. 31, 1999     Dec. 31, 1998
                                                            -------------     -------------       -------------     -------------
OPERATIONS:
   Net Investment Income (Loss)                          ($         784)    $         180           ($  1,646)      ($   1,317)
   Net Realized Gain (Loss)                                     285,536           128,303             (18,910)          27,775
   Net Change in Unrealized Appreciation/Depreciation           223,141           (40,049)             16,568           (3,936)
                                                            -------------     -------------       -------------     -------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                                  507,893            88,434              (3,988)          22,522

DISTRIBUTIONS FROM NET REALIZED GAINS                          (246,480)          (86,285)             (3,366)          (4,244)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                    160,180           254,809              71,369          247,185
   Proceeds from Reinvestment of Distributions                  238,483            83,552               3,297            4,134
   Payment for Shares Redeemed                                 (366,896)         (465,436)           (201,861)        (330,613)
                                                            -------------     -------------       -------------     -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                  31,767          (127,075)           (127,195)         (79,294)
                                                            -------------     -------------       -------------     -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         293,180          (124,926)           (134,549)         (61,016)

NET ASSETS:
   Beginning of Year                                          1,439,901         1,564,827             321,995          383,011
                                                            -------------     -------------       -------------     -------------
   End of Year                                               $1,733,081        $1,439,901            $187,446         $321,995
                                                            =============     =============       =============     =============
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                           6,937            11,860               4,340           14,251
   Issued in Reinvestment of Distributions                        9,925             4,039                 212              235
   Redeemed                                                     (16,480)          (21,988)            (12,436)         (19,075)
                                                            -------------     -------------       -------------     -------------
   Net Increase (Decrease) in Shares of the Fund                    382            (6,089)             (7,884)          (4,589)
                                                            =============     =============       =============     =============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                                                       (In Thousands)
                                                                                                           STRONG MID CAP
                                                                  STRONG GROWTH FUND                      DISCIPLINED FUND
                                                             ----------------------------                 ----------------
                                                             Year Ended        Year Ended                    Year Ended
                                                            Dec. 31, 1999     Dec. 31, 1998                 Dec. 31, 1999
                                                            -------------     -------------                 -------------
                                                                                                              (Note 1)
OPERATIONS:
   Net Investment Loss                                     ($    16,632)    ($     10,416)                  ($      44)
   Net Realized Gain                                            487,408           104,907                          403
   Net Change in Unrealized Appreciation/Depreciation           953,345           304,272                          586
                                                            -----------     -------------                    ---------
   Net Increase in Net Assets Resulting from Operations       1,424,121           398,763                          945

DISTRIBUTIONS FROM NET REALIZED GAINS                          (378,323)              (37)                          --

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                    596,220           379,839                       11,963
   Proceeds from Reinvestment of Distributions                  369,783                36                           --
   Payment for Shares Redeemed                                 (492,794)         (602,747)                      (6,963)
   Net Proceeds from Acquisition (Note 8)                            --            61,697                           --
                                                            -----------     -------------                    ---------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                 473,209          (161,175)                       5,000
                                                            -----------     -------------                    ---------
TOTAL INCREASE IN NET ASSETS                                  1,519,007           237,551                        5,945

NET ASSETS:
   Beginning of Year                                          1,834,675         1,597,124                           --
                                                            -----------     -------------                    ---------
   End of Year                                               $3,353,682        $1,834,675                     $  5,945
                                                            ===========     =============                    =========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                          22,686            19,329                        1,015
   Issued in Reinvestment of Distributions                       11,311                 2                           --
   Redeemed                                                     (18,873)          (30,918)                        (575)
   Issued to Effect Acquisition (Note 8)                             --             3,292                           --
                                                            -----------     -------------                    ---------
   Net Increase (Decrease) in Shares of the Fund                 15,124            (8,295)                         440
                                                            ===========     =============                    =========

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                                                        (In Thousands)

                                                                    STRONG MID CAP                            STRONG
                                                                      GROWTH FUND                        OPPORTUNITY FUND
                                                             ----------------------------          ----------------------------
                                                             Year Ended        Year Ended          Year Ended        Year Ended
                                                            Dec. 31, 1999     Dec. 31, 1998       Dec. 31, 1999     Dec. 31, 1998
                                                            -------------     -------------       -------------     -------------
OPERATIONS:
   Net Investment Income (Loss)                               ($    344)         ($   172)       $      4,329     $      3,089
   Net Realized Gain                                              6,501                22             341,558          213,971
   Net Change in Unrealized Appreciation/Depreciation            19,361             1,987             293,543           61,275
                                                              ---------          --------        ------------     ------------
   Net Increase in Net Assets Resulting from Operations          25,518             1,837             639,430          278,335

DISTRIBUTIONS:
   From Net Investment Income                                        --                --              (4,180)          (2,486)
   From Net Realized Gains                                       (4,464)               --            (322,446)        (220,319)
                                                              ---------          --------        ------------     ------------
   Total Distributions                                           (4,464)               --            (326,626)        (222,805)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                     54,321            23,567             448,588          348,997
   Proceeds from Reinvestment of Distributions                    4,339                --             317,277          217,297
   Payment for Shares Redeemed                                  (33,581)          (21,772)           (579,445)        (508,783)
                                                              ---------          --------        ------------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                                  25,079             1,795             186,420           57,511
                                                              ---------          --------        ------------     ------------
TOTAL INCREASE IN NET ASSETS                                     46,133             3,632             499,224          113,041

NET ASSETS:
   Beginning of Year                                             19,297            15,665           2,037,927        1,924,886
                                                              ---------          --------        ------------     ------------
   End of Year                                                  $65,430           $19,297          $2,537,151       $2,037,927
                                                              =========          ========        ============     ============
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                           3,157             1,888              10,392            8,778
   Issued in Reinvestment of Distributions                          190                --               7,354            5,578
   Redeemed                                                      (2,015)           (1,784)            (13,743)         (13,034)
                                                              ---------          --------        ------------     ------------
   Net Increase in Shares of the Fund                             1,332               104               4,003            1,322
                                                              =========          ========        ============     ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                                          STRONG STRATEGIC GROWTH FUND
                                                                         -----------------------------
                                                                          Year Ended        Year Ended
                                                                         Dec. 31, 1999     Dec. 31, 1998
                                                                         -------------     -------------
                                                                                             (Note 1)
OPERATIONS:
   Net Investment Loss                                                      ($    40)          ($   9)
   Net Realized Gain (Loss)                                                      428              (91)
   Net Change in Unrealized Appreciation/Depreciation                            633              399
                                                                            --------         --------
   Net Increase in Net Assets Resulting from Operations                        1,021              299
DISTRIBUTIONS FROM NET REALIZED GAINS                                           (232)              --

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                   2,607            5,323
   Proceeds from Reinvestment of Distributions                                   219               --
   Payment for Shares Redeemed                                                (2,229)          (2,156)
                                                                            --------         --------
   Net Increase in Net Assets from Capital Share Transactions                    597            3,167
                                                                            --------         --------
TOTAL INCREASE IN NET ASSETS                                                   1,386            3,466

NET ASSETS:
   Beginning of Year                                                           3,466                --
                                                                            --------         --------
   End of Year                                                                $4,852           $3,466
                                                                            ========         ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                          218              528
   Issued in Reinvestment of Distributions                                        16               --
   Redeemed                                                                     (192)            (220)
                                                                            --------         --------
   Net Increase in Shares of the Fund                                             42              308
                                                                            ========         ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1999

1.   ORGANIZATION

     The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -  Strong Common Stock Fund, Inc.(1)
     -  Strong Discovery Fund, Inc.(1)
     -  Strong Growth Fund (a series of Strong Equity Funds, Inc.(1))
     -  Strong Mid Cap Disciplined Fund (a series of Strong Equity Funds,
        Inc.(1))
     - Strong Mid Cap Growth Fund (formally known as Strong Mid Cap Fund) (a series of Strong Equity Funds, Inc.(1))
     -  Strong Opportunity Fund, Inc.(1)
     -  Strong Strategic Growth Fund (a series of Strong Equity Funds, Inc.(1))

     (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Strong Strategic Growth Fund commenced operations on July 1, 1998. Strong Mid Cap Disciplined Fund commenced operations on January 4, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A) SECURITY VALUATION -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

     The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. All of the restricted securities held by Strong Common Stock Fund are either section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors. Aggregate acquisition cost and fair value of other restricted securities held at December 31, 1999 were as follows:

                                    Aggregate      Aggregate     Percent of
                                      Cost        Fair Value     Net Assets
                                    ---------     ----------     ----------
          Strong Discovery Fund      628,594        157,129         0.1%

(B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

     Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

(C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D) CERTAIN INVESTMENT RISKS -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

-------------------------------------------------------------------------------

December 31, 1999

     (E) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) OPTIONS -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Additional securities held by the Funds may be designated as collateral on written options.

     (G) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by the Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

-------------------------------------------------------------------------------


     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, if any, for the year ended December 31, 1999, is as follows:

                                                Payable to       Shareholder Servicing       Transfer Agency       Unaffiliated
                                                Advisor at        and Other Expenses             Banking            Directors'
                                             December 31, 1999      Paid to Advisor         Charges/(Credits)          Fees
                                             -----------------   ---------------------      -----------------      ------------
     Strong Common Stock Fund                  $  90,999            $2,020,488                   ($82,696)           $13,265
     Strong Discovery Fund                        12,521               667,515                    (17,501)             4,133
     Strong Growth Fund                          143,476             4,153,696                     86,873             16,553
     Strong Mid Cap Disciplined Fund                 234                12,362                      1,084              1,500
     Strong Mid Cap Growth Fund                   23,481                85,160                        457              1,500
     Strong Opportunity Fund                     127,934             3,320,766                    (43,028)            18,243
     Strong Strategic Growth Fund                    439                15,135                        488              1,500



4.   LINE OF CREDIT

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Funds total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC (6.0625% for borrowings outstanding as of December 31, 1999). A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. During the year ended December 31, 1999, Strong Discovery Fund had an outstanding average daily balance of $44,658 under the LOC. The maximum amount outstanding during that period was $6,000,000. Interest expense amounted to $2,761 for the year ended December 31, 1999. At December 31, 1999, the Fund had a loan payable balance of $6,000,000.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities, other than government securities, during the year ended December 31, 1999, were as follows:

                                                                            Purchases           Sales
                                                                            ---------           -----
     Strong Common Stock Fund                                          $1,078,067,381     $1,284,622,041
     Strong Discovery Fund                                                485,801,119        607,394,152
     Strong Growth Fund                                                 6,719,541,285      6,713,858,994
     Strong Mid Cap Disciplined Fund                                       16,115,248         11,311,783
     Strong Mid Cap Growth Fund                                           233,421,220        217,166,620
     Strong Opportunity Fund                                            1,579,202,675      1,660,018,454
     Strong Strategic Growth Fund                                           6,365,486          6,222,482

     There were no purchases or sales of long-term government securities for the year ended December 31, 1999.

6.   INCOME TAX INFORMATION

     At December 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                         Federal Tax      Unrealized       Unrealized                        Net Capital Loss
                                            Cost         Appreciation     Depreciation    Net Appreciation      Carryovers
                                         -----------     ------------     ------------    ----------------   ----------------
     Strong Common Stock Fund        $1,295,812,061   $  544,972,747    $  96,039,848     $  448,932,899        $       --
     Strong Discovery Fund              129,426,610       53,330,448        9,584,718         43,745,730        32,893,623
     Strong Growth Fund               1,855,809,955    1,528,211,384        9,300,070      1,518,911,314        11,425,098
     Strong Mid Cap Disciplined Fund      5,638,007          917,582          353,373            564,209                --
     Strong Mid Cap Growth Fund          47,838,449       23,612,775          284,306         23,328,469                --
     Strong Opportunity Fund          1,815,471,670      839,166,190      114,207,842        724,958,348                --
     Strong Strategic Growth Fund         3,790,735        1,082,064           50,493          1,031,571                --

     During the year ended December 31, 1999, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong Common Stock Fund $133,491,445, Strong Discovery Fund $1,088,932, Strong Growth Fund $250,997,981, Strong Mid Cap Disciplined Fund $0, Strong Mid Cap Growth Fund $1,910,326, Strong Opportunity Fund $217,874,366, and Strong Strategic Growth Fund $28,043. The Strong Growth Fund, Strong Mid Cap Growth Fund and Strong Strategic Growth Fund utilized $3,749,880, $517,673 and $68,378 of their capital loss carryovers respectively during the year ended December 31, 1999. The Strong Strategic Growth Fund had post-October losses of $7,632 during 1999.

-------------------------------------------------------------------------------

December 31, 1999

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
     Strong Common Stock Fund 0.0%, Strong Discovery Fund 0.0%, Strong Growth Fund 0.0%, Strong Mid Cap Disciplined Fund 0.0%, Strong Mid Cap Growth Fund 0.0%, Strong Opportunity Fund 100.0%, and Strong Strategic Growth Fund 0.0%.

7.   INVESTMENTS IN AFFILIATES

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 1999 is as follows:

                                                                                                             Dividend/
                                                Balance of     Gross                 Balance of              Interest
                                               Shares or Par Purchases  Gross Sales Shares or Par  Value      Income     Realized
                                                Value Held      and         and      Value Held   Dec. 31,   Jan. 1 -   Gain/(Loss)
                                               Jan. 1, 1999  Additions  Reductions  Dec. 31, 1999  1999    Dec. 31, 1999  on Sale
                                               ------------  ---------  ----------  ------------- -------  -------------  ---------
     Strong Common Stock Fund
     ------------------------
     IHOP Corporation                            470,000     375,000     (95,000)     750,000  $12,515,625       --    $1,501,267

     Strong Discovery Fund
     ---------------------
     Central Garden & Pet Company              1,071,625     319,025    (888,725)     501,925    5,207,472       --    (7,395,208)
     Halsey Drug Company, Inc. Common Stock      398,055      13,845    (411,900)          --           --       --    (1,238,070)
     Halsey Drug Company, Inc.
     Restricted Common Stock                      13,845      18,460     (13,845)      18,460       13,845       --            --
     Halsey Drug Company, Inc.
     Convertible Bonds                          $600,000        --           --      $600,000      138,462       --            --
     Halsey Drug Company, Inc. Warrants           21,429          --          --       21,429        4,822       --            --

8.   ACQUISITION INFORMATION

     Effective October 30, 1998, the Strong Growth Fund acquired, through a non-taxable exchange, substantially all the net assets of Strong Small Cap Fund. Strong Growth Fund issued 3,292,272 shares (valued at $61,697,184) for the 6,353,984 shares of Strong Small Cap Fund outstanding at October 30, 1998. The net assets of $61,697,184 of Strong Small Cap Fund included net unrealized depreciation on investments of $6,038,997, undistributed net investment losses of $1,076,450, accumulated realized net losses of $12,771,247 and capital loss carryovers of $15,711,933 which were combined with those of Strong Growth Fund. The Strong Growth Fund utilized $536,954 of these capital loss carryforwards in 1998. The Strong Growth Fund Statement of Changes in Net Assets for the year ended December 31, 1998 does not include the preacquisition activity of Strong Small Cap Fund.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STRONG COMMON STOCK FUND
-------------------------------------------------------------------------------

                                                                                   Year Ended
                                                                  -------------------------------------------------
                                                                  Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                          1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $21.06   $21.02    $20.24   $19.77   $16.74
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.01)    0.00(b)   0.01     0.06     0.11
   Net Realized and Unrealized Gains on Investments                 8.19     1.36      4.67     3.87     5.25
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 8.18     1.36      4.68     3.93     5.36
Less Distributions:
   From Net Investment Income                                         --       --     (0.01)   (0.06)   (0.10)
   In Excess of Net Investment Income                                 --       --     (0.03)   (0.05)   (0.02)
   From Net Realized Gains                                         (4.03)   (1.32)    (3.86)   (3.35)   (2.21)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (4.03)   (1.32)    (3.90)   (3.46)   (2.33)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $25.21   $21.06    $21.02   $20.24   $19.77
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                    +40.4%    +6.6%   +24.0%   +20.5%   +32.4%
  Net Assets, End of Period (In Millions)                         $1,733   $1,440   $1,565   $1,244   $1,061
  Ratio of Expenses to Average Net Assets                           1.2%     1.2%     1.2%     1.2%     1.2%
  Ratio of Net Investment Income (Loss) to Average Net Assets      (0.1%)    0.0%(b)  0.0%(b)  0.3%     0.5%
  Portfolio Turnover Rate                                          80.1%   102.6%   117.3%    90.9%    91.5%


STRONG DISCOVERY FUND
-------------------------------------------------------------------------------

                                                                                   Year Ended
-------------------------------------------------------------------------------------------------------------------
                                                                  Dec. 31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                          1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $17.95   $17.00    $17.45   $18.96   $15.67
Income From Investment Operations:
   Net Investment Loss                                             (0.17)   (0.07)    (0.16)   (0.15)   (0.05)
   Net Realized and Unrealized Gains on Investments                 1.08     1.26      2.00     0.35     5.48
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.91     1.19      1.84     0.20     5.43
Less Distributions:
   In Excess of Net Investment Income                                 --       --        --    (1.12)   (0.10)
   From Net Realized Gains                                         (0.22)   (0.24)    (1.90)   (0.59)   (2.04)
   In Excess of Net Realized Gains                                    --       --     (0.39)      --       --
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.22)   (0.24)    (2.29)   (1.71)   (2.14)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $18.64   $17.95    $17.00   $17.45   $18.96
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +5.3%    +7.0%   +10.9%    +1.5%   +34.8%
  Net Assets, End of Period (In Millions)                           $187     $322     $383     $514     $599
  Ratio of Expenses to Average Net Assets                           1.4%     1.3%     1.4%     1.4%     1.4%
  Ratio of Net Investment Loss to Average Net Assets               (0.7%)   (0.4%)   (0.9%)   (0.3%)   (0.4%)
  Portfolio Turnover Rate                                         214.0%   185.9%   169.9%   792.8%   516.0%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Amount calculated is less than $0.01 or 0.1%.

                        See Notes to Financial Statements.

-------------------------------------------------------------------------------

STRONG GROWTH FUND
-------------------------------------------------------------------------------

                                                                                   Year Ended
                                                                  ------------------------------------------------
                                                                   Dec.31, Dec. 31, Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                          1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $23.25   $18.31    $18.50   $15.88   $11.61
Income From Investment Operations:
   Net Investment Loss                                             (0.18)   (0.13)    (0.08)   (0.03)   (0.04)
   Net Realized and Unrealized Gains on Investments                17.08     5.07      3.41     3.13     4.79
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                16.90     4.94      3.33     3.10     4.75
Less Distributions:
   In Excess of Net Investment Income                                 --       --        --    (0.02)   (0.03)
   From Net Realized Gains                                         (4.49)   (0.00)(b) (2.70)   (0.46)   (0.16)
   In Excess of Net Realized Gains                                    --       --     (0.82)      --    (0.29)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (4.49)   (0.00)(b) (3.52)   (0.48)   (0.48)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $35.66   $23.25    $18.31   $18.50   $15.88
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +75.1%   +27.0%    +19.1%   +19.5%   +41.0%
  Net Assets, End of Period (In Millions)                         $3,354   $1,835    $1,597   $1,308     $643
  Ratio of Expenses to Average Net Assets                            1.2%     1.3%      1.3%     1.3%     1.4%
  Ratio of Net Investment Loss to Average Net Assets                (0.8%)   (0.7%)    (0.5%)   (0.2%)   (0.5%)
  Portfolio Turnover Rate                                          324.0%   248.6%    295.7%   294.9%   321.2%


STRONG MID CAP DISCIPLINED FUND
-------------------------------------------------------------------------------

                                                                 Year Ended
                                                              ----------------
                                                                  Dec. 31,
Selected Per-Share Data(a)                                          1999
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00
Income From Investment Operations:
   Net Investment Loss                                            (0.10)
   Net Realized and Unrealized Gains on Investments                3.62
-------------------------------------------------------------------------------
   Total from Investment Operations                                3.52
Less Distributions:
   From Net Investment Income                                        --
-------------------------------------------------------------------------------
   Total Distributions                                               --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $13.52
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
  Total Return                                                    +35.2%
  Net Assets, End of Period (In Millions)                            $6
  Ratio of Expenses to Average Net Assets                           2.0%
  Ratio of Net Investment Loss to Average Net Assets               (0.9%)
  Portfolio Turnover Rate                                         245.7%



(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Amount calculated is less than $0.01.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

STRONG MID CAP GROWTH FUND
-------------------------------------------------------------------------------

                                                                          Year Ended
-----------------------------------------------------------------------------------------------
                                                                  Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                          1999     1998     1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $13.03   $11.38    $10.00
Income From Investment Operations:
   Net Investment Loss                                            (0.12)   (0.12)    (0.09)
   Net Realized and Unrealized Gains on Investments               12.08     1.77      1.47
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                               11.96     1.65      1.38
Less Distributions:
   From Net Realized Gains                                        (1.74)      --        --
-----------------------------------------------------------------------------------------------
   Total Distributions                                            (1.74)      --        --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $23.25   $13.03    $11.38
===============================================================================================

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
  Total Return                                                    +92.0%   +14.5%   +13.9%
  Net Assets, End of Period (In Millions)                           $65      $19      $16
  Ratio of Expenses to Average Net Assets                           1.6%     1.7%     1.6%
  Ratio of Net Investment Loss to Average Net Assets               (1.1%)   (0.9%)   (0.9%)
  Portfolio Turnover Rate                                         681.0%   206.9%   305.2%



STRONG OPPORTUNITY FUND
-------------------------------------------------------------------------------

                                                                                   Year Ended
                                                                ---------------------------------------------------
                                                                  Dec. 31, Dec. 31,  Dec.31, Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                          1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $38.62   $37.41    $35.26   $33.35   $27.71
Income From Investment Operations:
   Net Investment Income                                            0.08     0.05      0.10     0.20     0.20
   Net Realized and Unrealized Gains on Investments                12.42     5.68      7.90     5.78     7.28
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                12.50     5.73      8.00     5.98     7.48
Less Distributions:
   From Net Investment Income                                      (0.08)   (0.05)    (0.10)   (0.20)   (0.20)
   In Excess of Net Investment Income                                 --       --        --    (0.05)   (0.01)
   From Net Realized Gains                                         (6.35)   (4.47)    (5.75)   (3.82)   (1.63)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (6.43)   (4.52)    (5.85)   (4.07)   (1.84)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $44.69   $38.62    $37.41   $35.26   $33.35
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +33.4%   +15.5%    +23.5%   +18.1%   +27.3%
  Net Assets, End of Period (In Millions)                         $2,537   $2,038    $1,925   $1,770   $1,328
  Ratio of Expenses to Average Net Assets                            1.2%     1.2%      1.2%     1.3%     1.3%
  Ratio of Net Investment Income to Average Net Assets               0.2%     0.2%      0.3%     0.6%     0.7%
  Portfolio Turnover Rate                                           80.8%    86.0%     93.7%   103.3%    92.5%


 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------

STRONG STRATEGIC GROWTH FUND
-------------------------------------------------------------------------------

                                                                     Year Ended
--------------------------------------------------------------------------------------
                                                                  Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                          1999    1998(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $11.25   $10.00
Income From Investment Operations:
   Net Investment Loss                                             (0.11)   (0.03)
   Net Realized and Unrealized Gains on Investments                 3.41     1.28
--------------------------------------------------------------------------------------
   Total from Investment Operations                                 3.30     1.25
Less Distributions:
   From Net Realized Gains                                         (0.70)      --
--------------------------------------------------------------------------------------
   Total Distributions                                             (0.70)      --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $13.85   $11.25
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                     +29.4%   +12.5%
  Net Assets, End of Period (In Millions)                             $5       $3
  Ratio of Expenses to Average Net Assets                            2.0%     2.0%*
  Ratio of Net Investment Loss to Average Net Assets                (1.1%)   (0.5%)*
  Portfolio Turnover Rate                                          178.4%    59.7%

   * Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the period from June 30, 1998 (inception) to December 31, 1998.



                       See Notes to Financial Statements.


REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


To the Shareholders and Board of Directors of Strong Growth Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Growth Fund, Strong Mid Cap Disciplined Fund, Strong Mid Cap Growth Fund, Strong Strategic Growth Fund (four of the portfolios constituting Strong Equity Funds, Inc.), Strong Common Stock Fund, Inc., Strong Discovery Fund, Inc., and Strong Opportunity Fund, Inc. (herein referred to as the "Strong Growth Funds") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Growth Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodians and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 7, 2000

                                    DIRECTORS
                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky

                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the
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prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials.
Strong Investments, Inc. RT0945-0200







To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.eStrong.com

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STRONG FUNDS(Registered Trademark)
P.O. Box 2936
Milwaukee, Wisconsin 53201